                                CONSENT AGREEMENT
                                -----------------


         This CONSENT AGREEMENT (hereinafter the "CONSENT AGREEMENT") is made in Dublin, Ohio, as of the date set forth below, by and among WENDY'S INTERNATIONAL, INC., an Ohio corporation (hereinafter "WENDY'S"); WENDY'S OF WEST MICHIGAN LIMITED PARTNERSHIP (the "PARTNERSHIP"); MCC FOOD SERVICE INC. ("MCCFS"); MERITAGE HOSPITALITY GROUP INC. ("MERITAGE"); MHG FOOD SERVICE INC. ("FOOD SERVICE"); MERITAGE CAPITAL CORP. ("MCC"); ROBERT E. SCHERMER, JR. and CHRISTOPHER B. HEWETT (together, the "PRINCIPALS"); the Principals, Food Service, MCC, MCCFS and Meritage are collectively referred to herein from time to time as the "NEW GUARANTORS."

         WHEREAS, Wendy's and the Partnership are parties to various Unit Franchise Agreements and Restaurant Franchise Agreements for the franchise and Licensed Rights to the Wendy's Old Fashioned Hamburgers Restaurants located as set forth on Exhibit A attached hereto and incorporated herein by reference (the "PARTNERSHIP RESTAURANTS"); and

         WHEREAS, Wendy's and the Partnership are also parties to a completed Development Agreement dated August 23, 1978 for the Franchised Area of Ottawa County, Michigan, for which a right of first refusal is the only developmental right remaining and which expires December 31, 2000; and

         WHEREAS, the aforementioned franchise agreements for the Partnership Restaurants, the right of first refusal under the Development Agreement, and any and all amendments and modifications to these agreements are hereinafter collectively referred to as the "EXISTING PARTNERSHIP FRANCHISE AGREEMENTS"; and

         WHEREAS, Wendy's, the Partnership and others are parties to two (2) Restaurant Franchise Agreements and a New Unit Franchise Agreement for the franchise and Licensed Rights to the three (3) Wendy's Old Fashioned Hamburgers Restaurants located as set forth on Exhibit B attached hereto and incorporated herein by reference (the "CO-FRANCHISED RESTAURANTS"); and

         WHEREAS, the franchise agreements associated with the three (3) Co-franchised Restaurants and any and all amendments and modifications to these agreements are hereinafter collectively referred to as the "CO-FRANCHISED FRANCHISE AGREEMENTS"; and

         WHEREAS, the New Guarantors have presented evidence to Wendy's that (1) Food Service is a subsidiary of Meritage which currently owns a controlling interest (54%) of the limited partnership interest in the Partnership; (2) MCCFS is a subsidiary of MCC; and (3) the Principals own a controlling interest in Meritage and 100% of MCC; and

         WHEREAS, Food Service desires to exercise certain rights which it claims as the 54% owner of the limited partnership interest of the Partnership under the Amended and Restated Agreement of Limited Partnership dated July 31, 1986 (the "PARTNERSHIP AGREEMENT") so as to replace the general partner of the Partnership and appoint MCCFS as the new general partner of the Partnership; and

         WHEREAS, the parties desire to obtain Wendy's prior written consent and waiver of any right of first refusal with respect to the changes in the Partnership; and

         WHEREAS, in connection with Wendy's consent and waiver, Wendy's and the Partnership must execute the new Wendy's Unit Franchise Agreement in the form which is attached hereto as Exhibit C and which is incorporated herein by reference to replace the Existing Partnership Franchise Agreements (collectively the "NEW PARTNERSHIP FRANCHISE AGREEMENTS"); and

         WHEREAS, the New Guarantors have agreed to sign Wendy's standard guaranty agreement as provided herein (except for certain modifications applicable to Meritage) for all obligations to Wendy's and its subsidiaries under the Existing Partnership Franchise Agreements, the New Partnership Franchise Agreements, the Co-franchised Franchise Agreements and this Consent Agreement; and

         WHEREAS, Wendy's has agreed that the Co-franchised Franchise Agreements shall remain in full force and effect and shall not be modified by this Consent Agreement; and

         WHEREAS, Wendy's is willing to grant its consent and waive any right of first refusal subject to certain terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties, intending to be legally bound, mutually agree as follows:

1. Wendy's hereby consents to and waives its right of first refusal in the replacement of the general partner in the Partnership, making MCCFS the sole general partner of the Partnership. Wendy's consent and waiver are subject to, and in reliance upon, the following terms, conditions, representations and warranties:

         A. The Partnership and the New Guarantors warrant, represent and agree that, subject to Wendy's consent, (1) MCCFS shall be the sole general partner of the Partnership, (2) Wendy's of West Michigan, Inc., John G. Dodgson, Raymond A. Weigel, III, and Gregory V. Dodgson (collectively the "MICHIGAN PARTIES") have no interest or rights with respect to the Existing Partnership Franchise Agreements; and (3) the Partnership is the sole franchisee under the Existing Partnership Franchise Agreements. Said parties further warrant, represent and agree that all other actions legally necessary to effectuate these changes have been duly completed.

         B. The Partnership and the New Guarantors warrant, represent and agree as follows:

                  (1)      MCC is owned 100% by the Principals.
                  (2)      MCCFS is owned 100% by MCC


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

                  (3)      The Partnership is owned as follows:

                          a)   The sole General Partner is MCCFS
                          b)   Limited Partnership Interests -  54% Food Service
                                                             -  46% Others
                                                                ---
                                                               100%

                  (4)      Food Service is a subsidiary of Meritage

         C. The Partnership and the New Guarantors warrant, represent and agree that the Partnership, Food Service, Meritage, MCCFS and MCC are duly-organized entities, in good standing, and are either registered or authorized to do business in the State of Michigan. The Partnership and the New Guarantors further warrant, represent and agree that the activities of the Partnership and of MCCFS are currently, and shall remain, limited solely to the ownership and operation of Wendy's Old Fashioned Hamburgers Restaurants.

         D. Notwithstanding the replacement of the Existing Partnership Franchise Agreements with the New Partnership Franchise Agreements as described in Paragraph 1(I) herein, the Partnership agrees to be and to remain liable for all obligations of "Franchise Owner" or "Franchisee," as those terms are defined in the Existing Partnership Franchise Agreements, which obligations arose or accrued up to the effective date of this Consent Agreement. The Partnership also agrees to perform all unperformed and partially-performed terms and conditions of the Existing Partnership Franchise Agreements which were to be performed up to the effective date of this Consent Agreement. The Partnership agrees that any failure to comply with such provisions of the Existing Partnership Franchise Agreements shall constitute a default of the New Partnership Franchise Agreements and this Consent Agreement. The New Guarantors agree that their obligations shall jointly and severally apply to all obligations of the Partnership under both the Existing Partnership Franchise Agreements and the New Partnership Franchise Agreements, as well as the Co-franchised Franchise Agreements (subject to certain limitations by the guaranty of Meritage as provided herein).

         E. The Partnership and the New Guarantors acknowledge and agree that the obligations referenced in Exhibit D must be paid or otherwise resolved to Wendy's satisfaction or Wendy's may elect not to execute this Consent Agreement. However, execution of this Consent Agreement by Wendy's shall not constitute and is not intended as a waiver of any amounts outstanding. Notwithstanding the Partnership's execution of the New Partnership Franchise Agreements as described in Paragraph 1(I) hereof, the Partnership and the New Guarantors shall have responsibility for all obligations to Wendy's, its subsidiaries and any advertising cooperatives under the Existing Partnership Franchise Agreements, which obligations arose or have accrued up to the effective date of this Consent Agreement (subject to certain limitations on the guaranty of Meritage as provided herein).

         F. The Partnership shall pay to Wendy's contemporaneously with the execution and return of this Consent Agreement a transfer fee of $10,000, which shall be nonrefundable.

         G. It is acknowledged and agreed that Wendy's reserves all of its rights with respect to the Michigan Parties; and nothing herein is intended as a waiver of any rights Wendy's or its subsidiaries may have with respect to the Michigan Parties.

         H. The Partnership warrants, represents and agrees that it is in substantial compliance with all provisions of the Existing Partnership Franchise Agreements and the Co-franchised Franchise Agreements up to the effective date of this Consent Agreement.

         I. The Partnership agrees to execute contemporaneously herewith two (2) copies of the New Partnership Franchise Agreements in the form attached as Exhibit C for each of the Partnership Restaurants listed on Exhibit A. The Partnership further agrees that except as otherwise specifically provided herein, the Existing Partnership Franchise Agreements are hereby superseded and replaced in their entirety with the New Partnership Franchise Agreements which are incorporated herein by reference. The New Partnership Franchise Agreements shall govern the parties' relationship with respect to the Partnership Restaurant(s) commencing as of the effective date of this Consent Agreement with a new term of twenty (20) years. Except as specifically set forth herein, upon the complete execution of this Consent Agreement and the New Partnership Franchise Agreements, the Existing Partnership Franchise Agreements shall be of no further force or effect. The Partnership and the New Guarantors warrant, represent and agree that they have reviewed the New Partnership Franchise Agreements, acknowledge that they differ from many of the Existing Partnership Franchise Agreements, and except as may be set forth herein, warrant and represent that as of the effective date of this Consent Agreement, they are in substantial compliance with all provisions of the New Partnership Franchise Agreements (including, without limitation, the provisions contained in Section 16 therein) and this Consent Agreement.

         J. The Co-franchised Franchise Agreements shall not be modified by this Consent Agreement (except that the general partner of the Partnership shall be MCCFS pursuant to the rights of Food Service under the Partnership Agreement). All terms and conditions of the Co-franchised Franchise Agreements shall remain in full force and effect, and the franchisees shall remain as currently set forth in the Co-franchised Franchise Agreements.

         K. The New Guarantors hereby jointly and severally agree to execute Wendy's Guaranty for all obligations and covenants of the Partnership under the Existing Partnership Franchise Agreements, New Partnership Franchise Agreements, the Co-franchised Franchise Agreements, and under this Consent Agreement. Said Guaranty shall be in the form attached hereto as Exhibit E and made a part hereof, to be executed contemporaneously with the execution of this Consent Agreement, except that Meritage shall execute the modified Guaranty attached as Exhibit F. The New Guarantors shall individually comply with the noncompetition and confidentiality provisions of the New Partnership Franchise Agreements and their failure to do so shall constitute a default under the New Partnership Franchise Agreements .

         L. The Partnership and the New Guarantors warrant, represent and agree that, except as otherwise provided herein, the Partnership Restaurants shall be operated only by the Partnership, and that the Partnership has the legal right to possession of the Partnership Restaurant premises.

         M. The Partnership agrees that an operator approved by Wendy's shall maintain an equity interest in the business or sufficient economic incentives as Wendy's deems reasonable. That operator shall serve as an officer of the Partnership and shall attend such training program as Wendy's may require. The Partnership understands that such training shall occur in such place and for such time period as Wendy's may designate from time to time.

         N. The Partnership agrees to deliver to Wendy's contemporaneously with the execution and return of this Consent Agreement, a certificate of insurance specifically covering each of the Partnership Restaurants under the New Partnership Franchise Agreements, which certificate complies with the insurance provisions of the New Partnership Franchise Agreements, includes the street locations on the front or back of the certificate (or attached to it as an exhibit), and names the Partnership as the insured and Wendy's as additional insured.

         O. The Partnership acknowledges that the Partnership has voted in favor of the 1997 WNAP increase, and hereby agree to comply with the terms of the memorandum and ballot previously executed by the Partnership which shall be applicable to the New Partnership Franchise Agreements.

         P. The Partnership and the New Guarantors acknowledge and agree that they have received and reviewed a copy of Wendy's transaction policy dated April 1, 1994, as amended November 4, 1994, as amended from time to time for the Wendy's System (the "TRANSACTION POLICY") and agree to comply with the provisions therein.

2. Except as otherwise specifically set forth in this Consent Agreement, the Partnership and the New Guarantors agree as follows:

         A. It is acknowledged and agreed that the 46% of limited partnership interests in the Partnership which is owned by parties other than Food Service may be freely transferred, pledged, hypothecated, or encumbered without Wendy's consent or waiver of its right of first refusal, provided, however, Food Service shall retain at least 54% of the limited partnership interest in the Partnership as a control block interest (the "PARTNERSHIP CONTROL BLOCK"). Except as otherwise specifically set forth herein, any effort to transfer, hypothecate, or encumber in any way, voluntarily, by operation of law or otherwise, any portion of this Partnership Control Block shall require a transfer of the entire 54% Partnership Control Block; such transfer shall be subject to Wendy's right of first refusal and prior written consent, which shall not be unreasonably withheld subject to compliance with the New Partnership Franchise Agreements, this Consent Agreement and Wendy's Transaction Policy. The principals and any controlling persons (20% or more) of any approved owner of the Partnership Control Block must be approved in writing by Wendy's and serve as guarantor(s). Under no circumstances shall a lender or institution (or any of its affiliates) be acceptable to Wendy's as the owner of the Partnership Control Block.

         B. Except as otherwise specifically set forth herein, there shall be no direct or indirect change in the structure or ownership of the Partnership Control Block, MCC, MCCFS or the New Partnership Franchise Agreements and, except as otherwise specifically set forth herein, no interest in the Partnership Control Block, MCC, MCCFS or the New Partnership Franchise Agreements shall be pledged, hypothecated, assigned or otherwise transferred, voluntarily, by operation of law or otherwise, without in each instance Wendy's prior written consent and waiver of its right of first refusal as described in Paragraph 13 of the New Partnership Franchise Agreements, provided, however, Wendy's consent shall not be unreasonably withheld subject to the terms of the New Partnership Franchise Agreements, this Consent Agreement, and Wendy's Transaction Policy.

         C. Except as otherwise provided herein, any new or replacement general partners of the Partnership shall be subject to Wendy's prior written consent which shall not be unreasonably withheld, provided that (i) such general partner agrees to serve as a guarantor and the transaction (and such party) complies with Wendy's requirements under the New Partnership Franchise Agreements, this Consent Agreement and Wendy's Transaction Policy; (ii) the individual principals of that general partner who directly or indirectly hold 20% or more voting or equity interest in that general partner shall be approved by Wendy's and shall serve as guarantors pursuant to Wendy's guaranty agreement (which shall include (without limitation) compliance with the noncompetition and confidentiality provisions of the New Partnership Franchise Agreements); and (iii) any new or replacement general partner (and its principals who are serving as guarantors) shall own 51% of the limited partnership units of the Partnership as a new partnership control block which shall be restricted as provided herein (except as otherwise specifically set forth herein).

         D. Any limited partner of the Partnership that directly or indirectly holds, acquires or is transferred 20% or more of the limited partnership units shall be required to serve as guarantor pursuant to Wendy's guaranty agreement (which includes compliance with the confidentiality and noncompetition provisions of the New Partnership Franchise Agreements). Any person or entity owning 20% or more of any entity which is a guarantor shall also be subject to the noncompetition and confidentiality provisions of the New Partnership Franchise Agreements. If such a limited partner, person or entity fails to comply, it shall constitute a default under the New Partnership Franchise Agreements in addition to any other remedies Wendy's may have.

         E. The Partnership and the New Guarantors warrant and agree that except as provided in Paragraph 3 below, there has not been as of this date and there shall not be in the future any change in the structure of the Partnership or the Partnership Agreement which materially affects the rights or obligations of limited partners or of the general partner without Wendy's prior written consent, which shall not be unreasonably withheld subject to the terms of this Consent Agreement, the New Partnership Franchise Agreements and Wendy's Transaction Policy.

         F. It is acknowledged that Great American Life Insurance Company ("GALIC") holds a security interest in the Partnership Control Block. This security interest shall not itself constitute a violation of this Consent Agreement; provided, however, in the event GALIC (or any successor or assignee) takes any action under its security agreements or other documents to exercise any control over or receives any rights or benefits with respect to the Partnership Control Block (or any units comprising that Partnership Control Block), or the Partnership, then such shall be deemed a transfer of the Partnership Control Block for purposes of this Consent Agreement, and GALIC shall comply with the terms of this Consent Agreement, the Partnership shall be deemed to be in default of the New Partnership Franchise Agreements. In such event, Wendy's may in its sole discretion issue notice of default with thirty (30) days to cure. The Partnership and the New Guarantors warrant, represent and agree that they have given notice of these restrictions to GALIC and nothing in the agreements between GALIC and the Partnership (and/or the New Guarantors) is intended to (nor shall) supersede or in any way restrict Wendy's rights hereunder.

3. It is the intent of the Partnership and the New Guarantors to restructure the Partnership within twelve (12) months of the date hereof, such that all or substantially all of the 46% interest currently owned by others shall be acquired by Food Service, the Partnership shall be dissolved, and the assets (including the New Partnership Franchise Agreements) shall be owned by a successor limited partnership with MCCFS as general partner. Provided this acquisition, dissolution and transfer of assets all occur within twelve (12) months of the date hereof, Wendy's hereby consents to such action subject to the following conditions:

         A. Written notice shall be given to Wendy's at least thirty (30) days prior to the effective date of such acquisition.

         B. The Partnership, the successor Limited Partnership, and the New Guarantors shall execute a General Release of All Claims similar to Exhibit G.

         C. The Partnership, the successor Limited Partnership, and the New Guarantors shall each execute an indemnity covering all aspects of the transaction (including without limitation, the rights of the limited partners and the rights of the Michigan Parties).

         D. Wendy's shall have the right to review, include its disclaimer in, and provide comments on (which comments may be included in the disclaimer), any materials provided to any limited partner, or investor, in connection with this transaction within a reasonable time (not less than 30 days) prior to the delivery of such materials to such parties.

         E. There shall be no material adverse financial impact on the Partnership as a result of this transaction.

         F. Promptly after the transaction, the parties acknowledge in writing that (1) the franchisee is the successor limited partnership with limited partnership units owned 90% or more by Food Service; (2) MCCFS is the sole general partner; and
                  (3) all of the New Guarantors continue their liability under the guarantees and under the New Partnership Franchise Agreements, the Co-franchised Franchise Agreements and this Consent Agreement.

4. The Partnership and the New Guarantors agree that within twelve (12) months of the date of this Consent Agreement they shall have addressed and resolved to Wendy's reasonable satisfaction any and all interest that any of the Michigan Parties may have or may claim in the Co-franchised Franchise Agreements or the Co-franchised Restaurants and shall obtain their authorization to remove them as signatories to the Co-Franchised Franchise Agreements, so that the Partnership is clearly named as the sole franchisee under the Co-franchised Franchise Agreements and has exclusive control over said restaurants and agreements. The Partnership and the New Guarantors will cooperate with Wendy's to ensure that these three (3) agreements and restaurants are subject to the same agreements and conditions as the Partnership Restaurants and shall execute such documentation, including, without limitation, franchise agreements, indemnities and releases, etc. as Wendy's may reasonably require.

5. Notwithstanding the Transaction Policy or anything contained in the New Partnership Franchise Agreements, the Partnership and the New Guarantors, and any affiliates of these entities shall be prohibited from directly or indirectly acquiring any existing Wendy's restaurants or developing new restaurants outside of the existing DMA (as defined in the New Partnership Franchise Agreement) of Grand Rapids /Kalamazoo/Battle Creek unless this provision is waived by Wendy's in its sole and absolute discretion. The parties acknowledge and agree that this restriction includes the direct or indirect acquisition of a material interest (equity or voting) in any entity which itself has a material interest in Wendy's restaurants or in assets related to the operation of Wendy's restaurants outside of the existing markets. The parties further acknowledge and agree that Wendy's has made numerous accommodations to deal with the unique structure of Franchisees (and their controlling entities), certain security interests in the Principal Control Block and the inability of the general partner to hold

         51% equity in the business. In consideration of these matters, the parties further acknowledge and agree that the restrictions and limitations imposed herein by Wendy's are reasonable, necessary and appropriate considering all of the facts involved as an alternative to full compliance with Wendy's transaction policy. The Partnership and the New Guarantors agree that they shall not commence or participate in any negotiations in violation of this provision without first obtaining Wendy's waiver, which may be given in Wendy's sole and absolute discretion. The Partnership shall be permitted to develop new Wendy's restaurants and convert competitive units located exclusively in the existing markets (defined as the DMAs as referenced in the New Partnership Franchise Agreements) in which the Partnership already operates Wendy's restaurants subject to Wendy's standard expandability criteria and site standards, however, it is acknowledged that Wendy's has a vested interest in limiting this structure to those current markets. The Partnership shall take such action as is necessary to properly communicate this restriction to its management personnel and to the extent appropriate, to its investors.

6. Consistent with Wendy's Transaction Policy, 25% of the net free cash flow of the Partnership will be retained and reinvested in the Wendy's business. In addition, the Partnership must have a 1.10 Fixed Charge Coverage (FCC) Ratio after any distributions, dividends, loans, pledges, or other investments, and Wendy's will use such distributions in its FCC calculation of financial expandability. Failure to achieve and maintain the 1.10 FCC ratio will cause the franchise to be deemed unexpandable.

7. Wendy's and the Partnership hereby modify each of the New Partnership Franchise Agreements for those Restaurants listed on Exhibit H to include the following provision:

         A. During the initial term of the New Partnership Franchise Agreements and provided the Partnership is satisfying Wendy's then-existing criteria for expansion and development, the Partnership shall have a right of first refusal to develop additional Wendy's Old Fashioned Hamburgers Restaurants within an area determined by drawing a circle around each of the Partnership Restaurants, which circle shall have the Restaurant as its center and shall include either a population of twenty thousand (20,000) persons or a radius of three (3) miles, whichever is smaller (the "RIGHT OF FIRST REFUSAL AREA"). For purposes of this paragraph, the twenty thousand person population shall be computed by using the larger of (i) the number of individuals residing or employed in the area between the hours of 8:00 a.m. and 5:00 p.m. on Monday through Friday, inclusive, or (ii) the residential population of the area.

         B. This right of first refusal shall be conditioned upon the following:

                  (1) If, at any time or from time to time during the initial term of those New Partnership Franchise Agreements, Wendy's determines that it is desirable to operate itself or grant rights to others to operate an additional Wendy's Old Fashioned Hamburgers Restaurant in the Right of First Refusal Area, and provided the Partnership is then expandable and approved by Wendy's to develop additional Wendy's Old Fashioned Hamburgers Restaurants in accordance with Wendy's then existing criteria for expansion, then subject to the terms of all subsections contained within this Paragraph 7, the Partnership shall have a right of first refusal to obtain the developmental rights for an additional Wendy's Old Fashioned Hamburgers Restaurant upon such terms and conditions as are then determined by Wendy's. In such case, Wendy's shall advise the Partnership in writing of the terms and conditions for the acquisition of the developmental rights for an additional Wendy's Old Fashioned Hamburgers Restaurant. The Partnership must notify Wendy's in writing within thirty (30) days of the receipt of such notice whether the Partnership wishes to acquire the developmental rights for the additional Wendy's Old Fashioned Hamburgers Restaurant. If the Partnership does not exercise this right of first refusal, Wendy's may, within one hundred eighty (180) days from the expiration of the thirty (30) day period, grant the developmental rights for an additional Wendy's Old Fashioned Hamburgers Restaurant to any other person or persons on the same terms and conditions or Wendy's itself may elect to develop and construct such additional Wendy's Old Fashioned Hamburgers Restaurant.

                  (2) If Wendy's owns the proposed site, Wendy's shall present to the Partnership the right of first refusal for that specific site. In those instances in which Wendy's does not own the site, Wendy's shall not be required to present to the Partnership the opportunity to develop the same site as may be proposed. Therefore, the Partnership will have no right of first refusal or any other right to develop any specific site controlled by a prospective or existing franchisee. In such event, the Partnership may be required to locate a comparable alternative site within the trade area, and Wendy's cannot assure the Partnership that there will be other comparable sites available. Notwithstanding anything contained in all subsections within this Paragraph 7 to the contrary, if the subject site is the only acceptable site in the trade area and that site is not owned by Wendy's or contractually available to the Partnership, Wendy's shall be free to proceed with development itself or franchising of that site to a third party.

                  (3) It is understood and agreed that this right of first refusal shall relate only to "TRADITIONAL RESTAURANTS." A Traditional Restaurant means a free-standing Restaurant on a public street having its own parking facilities. Examples of those restaurants which are not Traditional Restaurants and which, therefore, may in Wendy's sole discretion be developed by Wendy's or which Wendy's may franchise to a third party, include, without limitation, Restaurants and other food service facilities which are situated in, or a part of, shopping malls; retail centers; airports; hospitals; museums; train, subway and other rail and bus stations; government/military offices and office complexes; stadiums; amusement parks; zoos; convention centers; car and/or truck stops or travel centers; gasoline or convenience stores; or educational institutions or facilities. The determination of what is or is not a Traditional Restaurant as defined in this paragraph is within Wendy's sole reasonable discretion. the Partnership assumes all risk that the development and operation of non-Traditional Restaurants by Wendy's or any third parties may impact the Partnership's desire or ability to thereafter develop additional Wendy's Old Fashioned Hamburgers Restaurants pursuant to the right of first refusal.

                  (4) It is understood and agreed that if the Partnership elects to exercise the right of first refusal in accordance with the provisions contained within all subsections of this Paragraph 7, and thereafter fails to develop a Wendy's Old Fashioned Hamburgers Restaurant in accordance with such election, then the right of first refusal granted in this Paragraph 7 shall be terminated in its entirety as to all of the Restaurants under the New Partnership Franchise Agreements and shall be of no further force or effect. Such termination shall be effective upon the expiration of a cure period of thirty (30) days (or such longer period as may be required by applicable state law) pursuant to a Notice of Default issued by Wendy's. It is further understood and agreed that if any of the New Partnership Franchise Agreements pertaining to the Restaurants are terminated, then this right of first refusal and the terms of this Paragraph 7 shall also be terminated and of no further force or effect.

8. The Partnership and the New Guarantors hereby agree to separately execute a General Release of All Claims in the form attached hereto as Exhibit G contemporaneously with the execution of this Consent Agreement.

9. The Partnership and New Guarantors acknowledge that they are aware of the obligation to become a member of the local advertising cooperative, have investigated the structure and requirements of that cooperative, and understand and agree to the obligations of cooperative members.

10. The Partnership and New Guarantors warrant, represent and agree that the terms and conditions of this Consent Agreement modify the New Partnership Franchise Agreements (but do not modify the Co-franchised Franchise Agreements) and are hereby incorporated therein; any breach of the terms or conditions of this Consent Agreement by the Partnership or the New Guarantors shall constitute a material default under the New Partnership Franchise Agreements subject to such notice and cure periods as are provided for therein or by law.

11. All parties understand that Wendy's may in the future approve offerings and transfers under different terms, conditions and policies existing at that time. Wendy's consent and waiver here shall not be relied upon in future transactions as limiting Wendy's position or the conditions associated with Wendy's consent and/or waiver of its right of first refusal.

12. The Partnership and the New Guarantors acknowledge and agree that Wendy's has no knowledge of, and makes no warranties with respect to, the accuracy of any representations or warranties made by the Partnership and the New Guarantors to each other in connection with this transfer, and Wendy's assumes no obligation in this regard.

13. Wendy's and the Partnership agree that the official mailing address of the Partnership under the New Partnership Franchise Agreements shall be as follows:

                           Wendy's of West Michigan Limited Partnership
                           c/o MCC Food Service, Inc.
                           40 Pearl St., N.W.
                           Suite 900
                           Grand Rapids, MI  49503
                           Attn:  President

         All parties agree that notice to the Partnership shall constitute notice to each of the New Guarantors.

         A. The official mailing address of the Co-franchised Franchise Agreements shall remain as currently set forth therein, provided, however, Wendy's agrees to also send notice to the Partnership at the address referenced above. The current mailing address for the Co-franchised Franchise Agreements is acknowledged to be as follows:

                           The Ledyard Building
                           125 Ottawa, N.W., Suite 235
                           Grand Rapids, MI  49503

14. The Partnership and the New Guarantors acknowledge and agree that in connection with the transfers of interest described herein, except as may be specifically set forth in this Consent Agreement, Wendy's has not consented to the collateral assignment of any interest in the Partnership or the New Partnership Franchise Agreements, and the Partnership specifically warrants and represents that no such security interest exists except as may be specifically set forth or permitted in this Consent Agreement. The Partnership and the New Guarantors further acknowledge and agree that any such future collateral assignment to any third party under any promissory note, loan agreement or other documentation, except as may be specifically set forth or permitted in this Consent Agreement, shall be specifically subject to the terms of the New Partnership Franchise Agreements, and shall require Wendy's prior written consent.

         A. The Partnership warrants and represents that the prior collateral assignment as referenced in the Consent to Collateral Assignment dated December 12, 1986 has been terminated in its entirety and the collateral has been released.

15. In addition to the indemnity provision of the New Partnership Franchise Agreements, The Partnership and the New Guarantors hereby jointly and severally agree to indemnify, defend and hold Wendy's, its successors, assigns, officers, directors, and employees harmless from any and all claims, judgments, actions or expenses (including reasonable attorney fees), arising out of or otherwise connected with (1) the past ownership, maintenance or operation of the Restaurants (including the Partnership Restaurants and the Co-franchised Restaurants); (2) the interest of any other party in the Partnership, Food Service, Meritage, MCCFS, MCC or the New Partnership Franchise Agreements; (3) the interest of any of the Michigan Parties in the Co-franchised Restaurants, the Co-franchised Franchise Agreements, the Partnership, the Existing Partnership Franchise Agreements or the New Partnership Franchise Agreements; or
         (4) any matter connected with Wendy's consent and waiver as contained herein or the revisions and ownership changes as referenced herein, to which Wendy's consents (as applicable) but assumes no responsibility for effectuating. This indemnity shall be binding upon any successors of the Partnership or any of the New Guarantors as a contingent claim.

16. The Partnership warrants and represents that no real estate/financing arrangements with Wendy's or any subsidiary exist. All parties acknowledge and agree that Wendy's consent in this Consent Agreement is not intended to provide, and shall not be construed as providing, Wendy's consent (or the consent of any subsidiary of Wendy's) with regard to any other right or interest other than Wendy's consent to the transfer and ownership changes as provided herein. Any other consent (related to any real estate interest of any Wendy's affiliate, for example) must be separately obtained pursuant to any controlling agreements.

17. The Partnership and the New Guarantors hereby warrant and represent that the financial and other information which has been provided by the Partnership and the New Guarantors to Wendy's in connection with this transaction is true and accurate. Wendy's is relying upon the accuracy of that information in consenting to this transaction. The Partnership and the New Guarantors agree that any material misrepresentation as to the capitalization, financial structure, credit worthiness or background of the Partnership or the New Guarantors or of the material terms associated with the changes in ownership described herein may be deemed by Wendy's to be a default of the New Partnership Franchise Agreements, in addition to any other rights or remedies Wendy's may have.

18. The parties understand and acknowledge that Wendy's consent and/or waiver in no way constitutes an acknowledgment, undertaking or representation by Wendy's as to the financial viability of this purchase, any approval of the monetary terms of this purchase, or the earnings potential of the Partnership Restaurants. The parties each acknowledge and represent that they are sophisticated and experienced in such business dealings, they have carefully reviewed and evaluated this transaction using independent professional financial and legal advisors and have in no way relied upon Wendy's consent and/or waiver as an appraisal or indication of the earnings potential of the Restaurants.

19. The Partnership and the New Guarantors hereby acknowledge the receipt of Wendy's Uniform Franchise Offering Circular at the earlier of the first personal meeting with

         Wendy's regarding this Consent Agreement or ten (10) business days prior to the execution of this Consent Agreement. Said parties further acknowledge the receipt of a final copy of this Consent Agreement at least five (5) business days prior to the execution hereof.

20. The parties agree that if they fail to execute and return this Consent Agreement to Wendy's within twenty-one (21) days of the receipt hereof, this Consent Agreement may not be executed by Wendy's and the terms and conditions contained herein shall not otherwise be binding upon Wendy's without such execution.

21. Nothing contained in any documentation between the Partnership and the New Guarantors (and affiliated parties of said entities), is intended to conflict with the terms and conditions of this Consent Agreement or the New Partnership Franchise Agreements as defined herein (and where applicable, the Existing Partnership Franchise Agreements) as to the rights of Wendy's and the obligations of the parties to Wendy's, or to impose additional requirements or restrictions on Wendy's except as may be specifically set forth herein. Except as otherwise provided for herein, all terms and conditions of the New Partnership Franchise Agreements shall remain in full force and effect, and the terms and conditions of this Consent Agreement are intended to supplement those provisions contained in the New Partnership Franchise Agreements. In the event of a conflict between the New Partnership Franchise Agreements and this Consent Agreement, the terms and conditions of the this Consent Agreement will control.

         A. ALL PARTIES ACKNOWLEDGE AND AGREE THAT AS TO WENDY'S AND THE RIGHTS OF WENDY'S, THE NEW PARTNERSHIP FRANCHISE AGREEMENTS AND THIS CONSENT AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO.

22. If any material provision or restriction contained herein is void under federal, state or local law, or held unenforceable and against public policy, the parties shall negotiate in good faith to give each party the benefit of its bargain consistent with the intent and rights of the parties.

23. This Consent Agreement sets forth the entire understanding between the parties concerning the subject matter of this Consent Agreement and incorporates all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties relating to the subject matter of this Consent Agreement other than those set forth herein. No representation or warranty has been made by or on behalf of any party to this Consent Agreement (or any officer, director, employee or agent thereof) to induce the other party to enter into this Consent Agreement or to abide by or consummate any transactions contemplated by any terms of this Consent Agreement, except representations and warranties, if any, expressly set forth herein. No alteration, amendment, change or addition to this Consent Agreement shall be binding upon either party unless in writing and signed by the party to be charged. The submission of any unexecuted copy of this Consent Agreement shall not constitute an offer to be legally bound by any provision of the document submitted, either currently or in the future; and no party shall be bound by this Consent Agreement until it is fully executed and delivered by all parties.

         IN WITNESS WHEREOF, this Consent Agreement is effective as of the date it is executed by Wendy's International, Inc.

                                WENDY'S INTERNATIONAL, INC.

                                BY: /s/ W. Stephen Wirt
                                   --------------------------------------------
                                   TITLE: Vice President-Franchise Development
                                         --------------------------------------
                                         DATE: May 16, 1997
                                              ---------------------------------

                                WENDY'S OF WEST MICHIGAN LIMITED
                                PARTNERSHIP

                                BY: /s/ Christopher B. Hewett
                                   --------------------------------------------
                                   TITLE: Chairman and CEO of MCC
                                          Food Service Inc.- General Partner
                                         --------------------------------------

                                MERITAGE HOSPITALITY GROUP INC.

                                BY:  /s/ Christopher B. Hewett
                                   --------------------------------------------
                                   TITLE: President and CEO
                                         --------------------------------------

                                MHG FOOD SERVICE INC.

                                BY:  /s/ Christopher B. Hewett
                                   --------------------------------------------
                                   TITLE: President
                                         --------------------------------------

                                MERITAGE CAPITAL CORP.

                                BY:  /s/ Christopher B. Hewett
                                   --------------------------------------------
                                   TITLE: President
                                         --------------------------------------

                    (SIGNATURE LINES CONTINUED ON NEXT PAGE)

                                MCC FOOD SERVICE INC.
                                BY:  /s/ Christopher B. Hewett
                                   --------------------------------------------
                                   TITLE: Chairman and CEO
                                         --------------------------------------
                                /s/ Robert E. Schermer, Jr.
                                -------------------------------------
                                ROBERT E. SCHERMER, JR., INDIVIDUALLY

                                /s/ Christopher B. Hewett
                                -------------------------------------
                                CHRISTOPHER B. HEWETT, INDIVIDUALLY

                                                            Franchise:__________

                                    EXHIBIT A

                                 DODGSON/WEIGEL
                  WENDY'S OLD FASHIONED HAMBURGERS RESTAURANTS

STORE NO.     RESTAURANT LOCATION

 #19-001      305 East Michigan, Kalamazoo, MI

 #19-002      2814 Portage, Kalamazoo, MI

 #19-003      5830 Westnedge Avenue South, Kalamazoo, MI

 #19-004      1280 28th Street, S.E., Grand Rapids, MI

 #19-005      929 W. Columbia Avenue, Battle Creek, MI

 #19-006      1061 Michigan Street, N.E. Grand Rapids, MI

 #19-007      2200 28th Street, S.W., Wyoming, MI

 #19-008      5455 West Main Street, Kalamazoo, MI

 #19-009      3045 Henry Street, Muskegon, MI

 #19-010      2315 Alpine Avenue, N.W., Walker, MI

 #19-011      3921 28th Street, S.E., Grand Rapids, MI

 #19-012      3850 S. Division Avenue, Wyoming, MI

 #19-013      2730 W. Michigan, Kalamazoo, MI

 #19-014      2071 E. Apple, Muskegon, MI

 #19-015      3301 Plainfield, N.E., Grand Rapids, MI

 #19-016      4343 Chicago Drive, Grandville, MI

#232-001      320 North Beacon, Grand Haven, MI

#232-002      261 E. 8th Street, Holland, MI

#232-003      12393 James Street, Holland, MI

#746-001      1185 M 89, Plainwell, MI

#747-001      828 S. Kalamazoo, Paw Paw, MI

#983-001      530 68th Street, S.W., Cutlerville, MI

#1011-001     5335 Beckley Road, Battle Creek, MI


                                EXHIBIT B

                        CO-FRANCHISED RESTAURANTS

STORE NO.     RESTAURANT LOCATION
#1695-001     115 Monroe Avenue, Grand Rapids, MI

#1844-001     4694 W. River Road, Grand Rapids, MI

#2020-001     3922 Lake Michigan Drive, N.W., Walker, MI

                                                                       EXHIBIT C


                           WENDY'S INTERNATIONAL, INC.

                            UNIT FRANCHISE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
         RECITALS..............................................................................................1
1.       GRANT.................................................................................................2
2.       TERM AND RENEWAL......................................................................................2
3.       DUTIES OF FRANCHISOR..................................................................................3
4.       FEES..................................................................................................4
5.       SITE DEVELOPMENT AND CONSTRUCTION OF THE RESTAURANT...................................................5
6.       DUTIES OF FRANCHISEE..................................................................................7
7.       PROPRIETARY MARKS.....................................................................................10
8.       CONFIDENTIAL OPERATING MANUAL.........................................................................12
9.       CONFIDENTIAL INFORMATION..............................................................................13
10.      ACCOUNTING AND RECORDS................................................................................13
11.      ADVERTISING...........................................................................................15
12.      INSURANCE.............................................................................................19
13.      TRANSFER OF INTEREST..................................................................................20
14.      DEFAULT AND TERMINATION...............................................................................26
15.      OBLIGATIONS UPON TERMINATION OR EXPIRATION............................................................29
16.      COVENANTS.............................................................................................31
17.      CORPORATE AND PARTNERSHIP FRANCHISEES.................................................................33
18.      TAXES, PERMITS, AND INDEBTEDNESS......................................................................34
19.      INDEPENDENT CONTRACTOR AND INDEMNIFICATION............................................................35
20.      NON-BINDING MEDIATION.................................................................................36
21.      APPROVALS AND WAIVERS.................................................................................37
22.      NOTICES...............................................................................................37
23.      ENTIRE AGREEMENT......................................................................................37
24.      SEVERABILITY AND CONSTRUCTION.........................................................................38
25.      JOINT AND SEVERAL OBLIGATION..........................................................................38
26.      APPLICABLE LAW........................................................................................39
27.      ACKNOWLEDGMENTS.......................................................................................40

                                                                       EXHIBIT C

                                      INDEX
                                       OF
                                  DEFINED TERMS

We have provided this Index for your convenience. The following terms are defined in the Wendy's Unit Franchise Agreement on the pages noted:

                                                                                                               PAGE
                                                                                                               ----
Advertising Contribution....................................................................................... 15
Affiliate...................................................................................................... 38
Agreement...................................................................................................... 1
Approved Location.............................................................................................. 2

Cooperative.................................................................................................... 16

DMA............................................................................................................ 32

Franchised Business............................................................................................ 2
Franchisee..................................................................................................... 1
Franchisor..................................................................................................... 1
Franchisor Entities............................................................................................ 36

Gross Sales.................................................................................................... 5
Guarantors..................................................................................................... 38
Guaranty....................................................................................................... 38

Local advertising and promotion................................................................................ 16

Manual......................................................................................................... 2
Minimum Royalty................................................................................................ 5

Operator....................................................................................................... 7
Owners......................................................................................................... 21

Permits........................................................................................................ 6
Premises....................................................................................................... 29
Proposed Franchisee............................................................................................ 21
Proprietary Marks.............................................................................................. 1

Restaurant..................................................................................................... 2

System......................................................................................................... 1

Technical Assistance Fee....................................................................................... 4
Transaction Policy............................................................................................. 22

WNAP........................................................................................................... 4

                                                                       EXHIBIT C

                           WENDY'S INTERNATIONAL, INC.

                            UNIT FRANCHISE AGREEMENT

         THIS UNIT FRANCHISE AGREEMENT (the "Agreement") is made and entered into ______________________, 19____, between WENDY'S INTERNATIONAL, INC., an Ohio corporation"), with offices at 4288 West Dublin Granville Road, Dublin, Ohio 43017 ("Franchisor), and __________________________________________________
________________________________________________________________________________
_________________________________________________________________("Franchisee").

                                   WITNESSETH:

         WHEREAS, Franchisor, as the result of the expenditure of time, skill, effort, and money, has developed and owns a distinctive format and system relating to the establishment and operation of Wendy's Old Fashioned Hamburgers restaurants featuring, among other things, hamburgers, chili, salads, French fries, assorted chicken and other sandwiches, and other food and beverages (the "System");

         WHEREAS, the distinguishing characteristics of the System include, without limitation, distinctive exterior and interior design, decor, color scheme, and furnishings; menu items prescribed by Franchisor; uniform standards, specifications, and procedures for operations; quality and uniformity of products and services offered; procedures for management and inventory control; training and assistance; and advertising and promotional programs; all of which may be changed, improved, and further developed by Franchisor from time to time;

         WHEREAS, Franchisor identifies the System by means of certain trade names, service marks, trademarks, logos, emblems, and indicia of origin, including but not limited to the marks "WENDY'S", and "WENDY'S OLD FASHIONED HAMBURGERS," and such other trade names, service marks, and trademarks as are now designated (and may hereinafter be designated by Franchisor in writing) for use in connection with the System (the "Proprietary Marks");

         WHEREAS, Franchisor continues to develop, use, and control the use of such Proprietary Marks in order to identify for the public the source of services and products marketed thereunder and under the System, and to represent the System's high standards of quality, appearance, and service;

         WHEREAS, Franchisee desires to enter into the business of operating a Wendy's Old Fashioned Hamburgers restaurant under Franchisor's System and wishes to obtain the rights to operate such business from Franchisor for that purpose, as well as to receive the training and other assistance provided by Franchisor in connection therewith;

         WHEREAS, Franchisee understands and acknowledges the importance of Franchisor's high standards of quality, cleanliness, appearance, and service, and the necessity of operating the business franchised hereunder in conformity with Franchisor's standards and specifications; and

         NOW, THEREFORE, the parties, in consideration of the undertakings and commitments of each party to the other party set forth herein, hereby agree as follows:

                                                                       EXHIBIT C

1.       GRANT
         -----

         1.1. Franchisor hereby grants to Franchisee, upon the terms and conditions herein contained, the right, and Franchisee undertakes the obligation, to operate the Wendy's Old Fashioned Hamburgers restaurant as described") in accordance with this Agreement and the standards and procedures set forth in Franchisor's Operating," as described in Section 8 hereof), and to use solely in connection therewith, the Proprietary Marks and the System, as they may be changed, improved, and further developed from time to time, only at the approved location as provided in Section 1.2. hereof.

         1.2. The street address of the location approved hereunder is:________
_______________________________________________________________________________
(the "Approved Location"). Franchisee shall not relocate the Franchised Business without the express prior written consent of Franchisor.

         1.3. Franchisee expressly acknowledges that this franchise is non-exclusive. Franchisee shall only be permitted to operate from the Approved Location, to sell approved food and beverage products to retail customers for consumption on the premises or for personal carry-out consumption. Franchisor shall retain the right, among others, to use, and to license others to use, the System and the Proprietary Marks for the operation of restaurants at any location; and to use and license to others the use of these and other proprietary marks in connection with the operation at any location of restaurants or any other business which are the same as, similar to, or different from the Restaurant, on any terms and conditions as Franchisor deems advisable, and without granting Franchisee any rights therein.

2.       TERM AND RENEWAL
         ----------------

         2.1. Except as otherwise provided herein, the term of this Agreement shall expire twenty (20) years from the date hereof.

         2.2. Upon the expiration of the term set forth in Section 2.1, Franchisee may, at its option, renew the rights and obligations to operate the Restaurant for one (1) additional consecutive term of ten (10) years, provided that prior to the expiration of the initial term, the Franchisee has met the following conditions:

              2.2.A. Franchisee shall give Franchisor written notice of Franchisee's election to renew not less than twelve (12) months nor more than eighteen (18) months prior to the end of the initial term;

              2.2.B. Franchisee shall make or provide for, in a manner satisfactory to Franchisor, such renovation and modernization of the Restaurant as Franchisor may require, including, without limitation, renovation of the exterior facade, signs, interior furnishings, fixtures, and decor, to reasonably reflect the then-current standards and image of the System;

              2.2.C. Franchisee shall have satisfied all monetary obligations owed by Franchisee to Franchisor and its affiliates (as defined in Section 24.4 hereof) and shall not be in default of any provision of this Agreement, any amendment hereof or successor hereto, or any other agreement between Franchisee and Franchisor or its affiliates; and, in the reasonable judgment of Franchisor, Franchisee shall have substantially and timely complied with all the terms, conditions and

                                                                       EXHIBIT C

obligations of such agreements during the terms thereof and with the operating standards prescribed by the Franchisor during the term of this Agreement;

              2.2.D. Franchisee shall present evidence satisfactory to Franchisor that Franchisee has the right to remain in possession of the Approved Location for the duration of the renewal term;

              2.2.E. Franchisee shall execute Franchisor's then-current form of renewal franchise agreement (and any Guarantor as defined in Section 25.2 shall execute Franchisor's then-current guaranty agreement), which renewal franchise agreement shall supersede this Agreement in all respects, and the terms of which may differ from the terms of this Agreement, including, without limitation, a higher percentage royalty fee and advertising contribution; provided, however, that Franchisee shall pay, in lieu of a technical assistance fee or other initial fee, a renewal fee in an amount to be specified by Franchisor, which amount shall not be greater than twenty-five percent (25%) of the then-current Technical Assistance Fee, or similar initial fee, charged to franchisees;

              2.2.F. Franchisee and any Guarantors shall execute a general release, in a form prescribed by Franchisor, of any and all claims against Franchisor and its affiliates, and their respective officers, directors, agents, and employees; and

              2.2.G. Franchisee shall comply with Franchisor's then-current training requirements and all other conditions required of franchisees renewing their agreements at that time.

3.       DUTIES OF FRANCHISOR
         --------------------

         3.1. Prior to the date of opening of the Restaurant, if the Restaurant is Franchisee's first restaurant operating under the System, Franchisor shall make available to Franchisee, or Franchisee's "Operator" (as defined in Section
6.2 hereof), and Franchisee's initial management employees and restaurant crew (as such personnel positions are defined in the Manual), an initial training program at a location designated by Franchisor. If, however, Franchisee or Franchisee's Operator owns, or has an ownership interest in, another restaurant operating under the System, Franchisee shall be required to provide an initial training program to such persons, in accordance with Franchisor's specifications, and subject to Franchisor's review and approval of such training. If the Restaurant is Franchisee's first restaurant operating under the System, Franchisor shall be responsible for the cost of certain instruction and materials related to the initial training of the Franchisee or Franchisee's Operator, subject to the terms set forth in Sections 6.3 and 6.4 of this Agreement. Franchisee shall be responsible for the cost of training its management and crew. Franchisor shall make available such other ongoing training as it may, from time to time, deem appropriate.

         3.2. Franchisor shall make available, at no charge to Franchisee, prototypical plans and specifications for the construction of a standard Wendy's restaurant and for the exterior and interior design and layout, fixtures, furnishings, equipment, and signs. Franchisee shall adapt, at Franchisee's expense, the prototypical plans and specifications to the Approved Location, subject to Franchisor's approval, as provided in Section 5.2.B hereof, except that Franchisor will not unreasonably withhold approval of special plans and specifications, prepared at Franchisee's expense, when the Approved Location will not accommodate Franchisor's prototypical plans and specifications, provided that such plans and specifications conform to Franchisor's general design criteria.

                                                                       EXHIBIT C

         3.3. Franchisor shall conduct, as it deems advisable, periodic inspections of the Restaurant and the Restaurant premises during the period of construction and improvement to determine whether Franchisee is complying with the approved plans and specifications for the Restaurant.

         3.4. Franchisor shall inspect and approve the Restaurant for opening prior to the opening of the Restaurant. Franchisee shall not commence operation of the Restaurant until receiving such approval from Franchisor.

         3.5. Franchisor shall provide, as Franchisor deems advisable, pre-opening and opening supervision and assistance, which may include, at Franchisor's sole discretion, having a representative of Franchisor present at the opening of the Restaurant.

         3.6. Franchisor shall provide Franchisee, on loan, one copy of the Manual. The Manual shall be deemed to include a multi-volume manual describing Franchisor's operating standards, as well as bulletins, updates, revisions, policy statements and amendments thereto, which may be issued by Franchisor from time to time.

         3.7. Franchisor shall provide to Franchisee an initial set of reporting forms for use in the operation of the Franchised Business. Franchisor may, from time to time, make available to Franchisee, at Franchisee's expense, additional forms and standardized reporting and bookkeeping systems, including computer software and electronic data transmission systems for point of sale reporting.

         3.8. Franchisor shall conduct, and may authorize others to conduct, as it deems advisable, periodic inspections of the Restaurant, and evaluations of the products sold and services rendered by the Franchised Business.

         3.9. Franchisor shall provide, as it deems advisable, periodic and continuing advisory assistance to Franchisee as to the operation, merchandising, and promotion of the Restaurant.

         3.10. Franchisor shall have the right to review and approve or disapprove all advertising and promotional materials which Franchisee proposes to use, pursuant to Section 11.7 hereof.

         3.11. Franchisor or its designee shall maintain a system-wide advertising program, administered by The Wendy"), to the extent required and as specifically set forth in Section 11 hereof.

         3.12. Franchisor may make available to Franchisee, from time to time, bulletins, brochures, and reports regarding the System, and operations under the System.

4.       FEES
         ----

         4.1. Franchisee has paid to Franchisor a Technical Assistance Fee ("Technical Assistance Fee") of Twenty-five Thousand Dollars ($25,000), receipt of which is hereby acknowledged by Franchisor. The Technical Assistance Fee shall be fully earned and shall be nonrefundable in consideration of administrative and other expenses incurred by Franchisor in granting the rights in this Agreement and for Franchisor's lost or deferred opportunity to grant these rights to other parties.

                                                                       EXHIBIT C

         4.2. Each month during the term of this Agreement, Franchisee shall pay Franchisor a royalty fee in an amount equal to the greater of (a) four percent (4%) of the gross sales of the Restaurant, as defined in Section 4". The Minimum Royalty shall be One Thousand Dollars ($1,000) per month, provided, however, the Minimum Royalty may be increased by Franchisor, in Franchisor's sole discretion, and not more frequently than once every five (5) years, by an amount equal to the percentage change in the Consumer Price Index, all Urban Consumers (1982-84 = 100) published by the U. S. Department of Labor, Bureau of Labor Statistics, or any successor index, for the period from January 1, 1994 through December 31st of the year immediately prior to Franchisor's notice of its intention to increase the Minimum Royalty. Franchisee's obligation to pay the monthly royalty fee shall commence on the earlier of the date the Restaurant opens for business, or the scheduled opening date as set forth in Section 5.3.

         4.3. During the term of this Agreement, Franchisee shall pay, on a monthly basis, such advertising fees and contributions as set forth in Section
11.1 hereof.

         4.4. Except as otherwise specified herein, all monthly payments required by this Section 4 and by Section 11 hereof shall be paid by the fifteenth (15th) day of each month based on the gross sales for the preceding month, and shall be delivered to Franchisor, in the manner specified by Franchisor, together with any reports or statements required under Section 10.3. hereof. Franchisor reserves the right to require payment of any and all fees by means of electronic, computer, wire, or automated transfer or bank clearing services, and Franchisee agrees to undertake all action reasonably necessary to accomplish such transfers. Any payment or report not actually received by Franchisor on or before such date shall be deemed overdue. If any payment is overdue, Franchisee shall pay Franchisor, in addition to the overdue amount, a late fee of One Hundred Dollars ($100.00), plus interest on the overdue amount from the date it was due until paid, at the (i) rate determined from time to time by Franchisor or (ii) the maximum rate permitted by law, whichever is less. Entitlement to such interest shall be in addition to any other remedies Franchisor may have.

         4.5. As used in this Agreement, "gross sales" shall include all revenue from the sale of all services and products and all other income of every kind and nature related to the Franchised Business or premises, including proceeds of any business interruption insurance policies, and the sale of any promotional or premium items, whether for cash or credit, and regardless of collection in the case of credit, but shall not include (i) any sales taxes or other taxes collected from customers by Franchisee for transmittal to the appropriate taxing authority, (ii) the amount of refunds made to customers, and (iii) any amounts from coupon or discount programs approved by Franchisor for which Franchisee is not reimbursed.

5.       SITE DEVELOPMENT AND CONSTRUCTION OF THE RESTAURANT
         ---------------------------------------------------

         5.1. Franchisee shall demonstrate to Franchisor's satisfaction that Franchisee has the right to possession of the Approved Location. If Franchisee will occupy the premises from which the Franchised Business is conducted under a lease, Franchisor reserves the right to require Franchisee to submit such lease to Franchisor for its written approval prior to the execution thereof. All leases, without regard to Wendy's review, shall include the following provisions, and such other provisions as Franchisor may reasonably require:

              5.1.A. A provision which prohibits Franchisee from subleasing or assigning all or any part of its occupancy rights without Franchisor's prior written consent;

                                                                       EXHIBIT C

              5.1.B. A provision requiring that the lessor shall provide to Franchisor any and all notices of default under Franchisee's lease;

              5.1.C. A provision giving Franchisor (subject to the reasonable consent of lessor) the right to enter the premises to make modifications necessary to protect the Proprietary Marks or the System or to cure any default under this Agreement or under the lease; and Franchisor shall repair any damage caused to the premises in making any such modifications; and

              5.1.D. A provision whereby lessor consents to any assignment of Franchisee's leasehold interest to Franchisor, as agreed to by Franchisee and Franchisor.

         5.2. Before commencing any construction of the Restaurant, Franchisee, at its expense, shall comply, to Franchisor's satisfaction, with all of the following requirements:

              5.2.A. Franchisee shall employ a qualified, licensed architect or engineer who is reasonably acceptable to Franchisor to prepare, for Franchisor's approval, preliminary plans and specifications for site improvement and construction of the Restaurant based upon the prototypical plans and specifications furnished by Franchisor;

              5.2.B. Franchisee shall be responsible for obtaining all necessary permits, licenses, variances and approval"), pertaining to the building, occupancy, signs, utilities, curb cuts, driveways, zoning, use, environmental controls and any other Permits which are necessary to permit the construction and use of a Wendy's restaurant which may be required by state or local laws, ordinances, or regulations. After having obtained such Permits, Franchisee shall submit to Franchisor, for Franchisor's approval, final plans for construction based upon the preliminary plans and specifications. Once approved by Franchisor, such final plans shall not thereafter be changed or modified without the prior written permission of Franchisor;

              5.2.C. Franchisee shall obtain all permits and certifications required for the lawful construction and operation of the Restaurant and shall certify in writing to Franchisor that all such permits and certifications have been obtained; and

              5.2.D. Franchisee shall employ a qualified, licensed and bonded general contractor to construct the Restaurant and to complete all improvements. Franchisee shall obtain and maintain in force during the entire period of construction the insurance required under Section 12.4. of this Agreement.

         5.3. Franchisee shall construct, furnish, and open the Restaurant according to the provisions of Section 5.2 hereof, and Franchisee shall open the Restaurant not later than _______________________, 19____. Time is of the essence. Prior to opening for business, Franchisee shall comply with all pre-opening requirements set forth in this Agreement, the Manual, and elsewhere in writing by Franchisor.

         5.4. Franchisee shall provide at least fourteen (14) days prior written notice to Franchisor of the date on which Franchisee proposes to first open the Restaurant for business. If Franchisee has five (5) or fewer restaurants operating under the System, Franchisee shall not open the Restaurant without Franchisor's representative present unless Franchisor has specifically waived this requirement in writing for the Approved Location. In the event that Franchisor cannot provide its representative on the date that Franchisee proposes to first open the Restaurant for business, then Franchisee may be

                                                                       EXHIBIT C

required to reschedule such opening to a date on which the Franchisor's representative can be in attendance.

6.       DUTIES OF FRANCHISEE
         --------------------

         6.1. Franchisee understands and acknowledges that every detail of the Franchised Business is important to Franchisee, Franchisor, and other franchisees in order to develop and maintain high operating standards, to increase the demand for the services and products sold by all franchisees, and to protect Franchisor's reputation and goodwill.

         6.2. An individual designated by Franchisee (the "Operator") shall supervise the operation of the Restaurant at all times throughout the term of this Agreement. The Operator and any replacement Operator shall be first approved by Franchisor, and shall demonstrate to Franchisor's satisfaction (at the time of approval and on a continuing basis) that he satisfies Franchisor's educational, managerial, and business standards, and has the aptitude and ability to conduct, operate, and supervise the Franchised Business. Any person designated as the Operator shall maintain such ownership of a beneficial interest in Franchisee as Franchisor may specify.

         6.3. Prior to the opening of the Restaurant, Franchisee (or, if Franchisee is a corporation, partnership or other business entity, the Operator, previously approved by Franchisor) and Franchisee's initial management employees and restaurant crew shall attend and successfully complete, to Franchisor's satisfaction, the training program or programs offered by Franchisor. Any management persons subsequently employed by Franchisee shall also attend such training programs as required by Franchisor. Franchisee and Franchisee's management employees involved in the operation of the Restaurant shall also attend such refresher courses, seminars, and other training programs as Franchisor may reasonably require from time to time.

         6.4. Franchisor shall be responsible for the cost of instructors and materials associated with the initial training program for Franchisee or Franchisee's Operator if the Restaurant is Franchisee's first restaurant operating in the System, however, Franchisee may be required to bear the cost of other required and optional training courses, materials, seminars, and programs for Franchisee, Franchisee's Operator as well as Franchisee's management and crew. Franchisee shall always be responsible for any and all expenses incurred by Franchisee and Franchisee's employees in connection with any training courses, seminars, and programs, including, without limitation, the costs of transportation, lodging, meals, wages, and worker's compensation insurance.

         6.5. In connection with the opening of the Restaurant, Franchisee shall conduct, at Franchisee's expense, such grand opening promotional and advertising activities as Franchisor may require.

         6.6. Franchisee shall use the Restaurant premises solely for the operation of the Franchised Business hereunder; shall keep the business open and in normal operation for such hours and days as Franchisor may from time to time specify in the Manual or as Franchisor may otherwise approve in writing; and shall refrain from using or permitting the use of the Restaurant or the Restaurant premises for any other purpose or activity at any time without first obtaining the written consent of Franchisor.

         6.7. Franchisee agrees to maintain a competent, conscientious, trained staff in sufficient numbers as required by Franchisor so that Franchisee may promptly service customers, including at

                                                                       EXHIBIT C


least one manager on duty at all times, and to take such steps as are necessary to ensure that its employees preserve good customer relations and comply with such dress code as Franchisor may prescribe. Franchisee acknowledges and agrees that Franchisee shall be solely responsible for all employment decisions and functions, including, without limitation, those related to hiring, firing, establishing wages and hour requirements, disciplining, supervising, and record keeping.

         6.8. Franchisee shall meet and maintain the highest health standards and ratings applicable to the operation of the Restaurant. Franchisee shall furnish to Franchisor, within five (5) days after receipt thereof, a copy of all inspection reports, warnings, citations, certificates, or ratings resulting from inspections of the Restaurant conducted by any federal, state or municipal agency.

         6.9. Franchisee shall at all times maintain the Restaurant in a high degree of sanitation, repair, and condition, and in connection therewith shall make such additions, alterations, repairs, and replacements thereto as may be required for that purpose (but no others without Franchisor's prior written consent), including, without limitation, such periodic repainting or replacement of signs, furnishings, equipment, and decor as Franchisor may reasonably direct.

         6.10. At Franchisor's request, which shall not be more often than once every five (5) years, Franchisee shall refurbish the Restaurant at its expense to conform to the building design, trade dress, color schemes, and presentation of the Proprietary Marks in a manner consistent with the image then in effect for new restaurants under the System, including, without limitation, remodeling, redecoration, structural changes, and modifications to existing improvements and equipment.

         6.11. To insure that the highest degree of quality and service is maintained, Franchisee shall operate the Restaurant in strict conformity with such methods, standards, and specifications as Franchisor may from time to time prescribe in the Manual or otherwise in writing. Franchisee agrees:

              6.11.A. To maintain in sufficient supply, and to use and sell at all times when the Restaurant is open for business, ingredients, products, materials, supplies, and paper goods as conform to Franchisor's written standards and specifications, and to refrain from deviating therefrom by the use or offer of any non-conforming items, without Franchisor's prior written consent;

              6.11.B. To sell or offer for sale only such menu items, products, services and related items, including without limitation, promotional and premium items, as have been expressly approved for sale in writing by Franchisor; to sell or offer for sale all required menu items and products utilizing such preparation standards and techniques as specified by Franchisor; to refrain from any deviation from Franchisor's standards and specifications without Franchisor's prior written consent; and to discontinue selling and offering for sale any menu items, products, or services which Franchisor may, in its discretion, disapprove in writing at any time. Franchisee shall have sole discretion as to the prices to be charged to customers;

              6.11.C. To purchase and install, at Franchisee's expense, all fixtures, furnishings, equipment, decor, and signs as Franchisor shall specify; and to refrain from installing or permitting to be installed on or about the Restaurant premises, without Franchisor's prior written consent, any fixtures, furnishings, equipment, decor, signs, or other items not previously approved by Franchisor in writing; and

              6.11.D. To refrain from installing or permitting to be installed any vending machine, game or coin operated device, unless first approved in writing by Franchisor. If approved by

                                                                       EXHIBIT C

Franchisor, revenues associated with such operation shall be included in gross sales for the purposes of this Agreement.

         6.12. Franchisee shall purchase all food items, ingredients, supplies, materials, and other products used or offered for sale at the Restaurant solely from suppliers (including manufacturers, distributors, and other sources) who demonstrate, to the continuing reasonable satisfaction of Franchisor, the ability to meet Franchisor's then-current standards and specifications for such items; who possess adequate quality controls and capacity to supply Franchisee's needs promptly and reliably; and who have been approved in writing by Franchisor prior to any purchases by Franchisee from any such supplier, and have not thereafter been disapproved. If Franchisee desires to purchase any products from an unapproved supplier, Franchisee shall submit to Franchisor a written request for such approval. Franchisee shall not purchase from any supplier until, and unless, such supplier has been approved in writing by Franchisor. Franchisor shall have the right to require that Franchisor or its agents be permitted to inspect the supplier's facilities, and that samples from the supplier be delivered, either to Franchisor or to an independent laboratory designated by Franchisor for testing. A charge not to exceed the reasonable cost of the inspection and the actual cost of the test shall be paid by Franchisee or the supplier. Franchisor may also require that the supplier comply with such other requirements as Franchisor may deem appropriate, including payment of reasonable continuing inspection fees and administrative costs. Franchisor reserves the right, at its option, to reinspect from time to time the facilities and products of any such approved supplier and to revoke its approval upon the supplier's failure to continue to meet any of Franchisor's then-current criteria. Nothing in the foregoing shall be construed to require Franchisor to approve any particular supplier, nor to require Franchisor to make available to prospective suppliers, standards and specifications for formulas that Franchisor, in its sole discretion, deems confidential.

         6.13. Without limiting the requirements set forth in this Section 6, Franchisee shall comply with Franchisor's requirements and specifications concerning the quality, service, and cleanliness of the Restaurant, the products and services sold, offered for sale, or provided at the Restaurant, and the operation of the Restaurant under the System, as those requirements may be specified by Franchisor in this Agreement, in the Manual, or otherwise in writing.

         6.14. Franchisee shall permit Franchisor or its agents, at any reasonable time, to remove samples of food or non-food items from Franchisee's inventory, or from the Restaurant, without payment therefor, in amounts reasonably necessary for testing by Franchisor or an independent laboratory to determine whether said samples meet Franchisor's then-current standards and specifications. In addition to any other remedies it may have under this Agreement, Franchisor may require Franchisee to bear the cost of such testing if the supplier of the item has not previously been approved by Franchisor or if the sample fails to conform with Franchisor's specifications.

         6.15. Franchisee grants Franchisor and its agents the right to enter upon the Restaurant premises at any time for the purpose of conducting inspections with or without prior notice. Franchisee shall cooperate with Franchisor's representatives in such inspections by rendering such assistance as they may reasonably request; and, upon notice from Franchisor or its agents and without limiting Franchisor's other rights under this Agreement, Franchisee shall take such steps as may be necessary to immediately correct any deficiencies detected during any such inspection. Inspections shall not be limited to physical inspections of the Restaurant premises but may also include any visit by Franchisor's representative for the purpose of assessing Franchisee's operating systems or overall compliance with this Agreement.

                                                                       EXHIBIT C


         6.16. Franchisee shall require all advertising and promotional materials, signs, decorations, paper goods (including disposable food containers, napkins, menus, and all forms and stationery used in the Franchised Business), and other items which may be designated by Franchisor to bear the Proprietary Marks in the form, color, location, and manner prescribed by Franchisor.

         6.17. Franchisee shall implement and adhere to all changes, additions, and refinements in the System, as may be prescribed by Franchisor from time to time, including, without limitation, the providing of new or different products or services at or from the Restaurant. Franchisee shall promptly undertake all action and make such expenditures as are necessary to implement such changes, including, without limitation, acquiring and installing new equipment, modifying leasehold improvements at the Restaurant, and hiring and training additional personnel.

         6.18. Franchisee shall comply with all other requirements set forth in this Agreement.

7.       PROPRIETARY MARKS

         7.1. Franchisor represents with respect to the Proprietary Marks that:

              7.1.A. Franchisor has the right to use and license others to use the Proprietary Marks; and

              7.1.B. All reasonable steps have been and will be taken to preserve and protect its rights in and the validity of the Proprietary Marks.

         7.2. With respect to Franchisee's use of the Proprietary Marks pursuant to this Agreement, Franchisee agrees that:

              7.2.A. Franchisee shall use only the Proprietary Marks designated by Franchisor, and shall use them only in the manner authorized and permitted by Franchisor;

              7.2.B. Franchisee shall use the Proprietary Marks only for the operation of the Franchised Business and only at the Approved Location, or in Franchisor-approved advertising for the business conducted at or from the Approved Location;

              7.2.C. Unless otherwise authorized or required by Franchisor, Franchisee shall operate and advertise the Franchised Business only under the names "WENDY'S" or "WENDY'S OLD FASHIONED HAMBURGERS," without prefix or suffix;

              7.2.D. During the term of this Agreement and any renewal hereof, Franchisee shall identify itself as the owner of the Franchised Business in conjunction with any use of the Proprietary Marks, including, but not limited to, uses on invoices, order forms, receipts, and contracts, as well as the display of a notice in such content and form and at such conspicuous locations at the Restaurant as Franchisor may designate in writing;

              7.2.E. Franchisee's right to use the Proprietary Marks is limited to such uses as are authorized under this Agreement, and any unauthorized use thereof shall constitute an infringement of Franchisor's rights;

                                                                       EXHIBIT C

              7.2.F. Franchisee shall not use the Proprietary Marks to incur any obligation or indebtedness on behalf of Franchisor;

              7.2.G. Franchisee shall not use the Proprietary Marks as part of its corporate or other legal name; and

              7.2.H. Franchisee shall comply with Franchisor's instructions in filing and maintaining any requisite trade name or fictitious name registrations, and shall execute any documents deemed necessary by Franchisor or its counsel to obtain protection for the Proprietary Marks or to maintain their continued validity and enforceability.

         7.3. With respect to actual or potential litigation concerning the Proprietary Marks:

              7.3.A. Franchisee shall promptly notify Franchisor of any unauthorized use of the Proprietary Marks or marks confusingly similar thereto as well as any challenge to the Proprietary Marks. Franchisee acknowledges that as between Franchisor and Franchisee, Franchisor has the sole right to direct and control any administrative proceeding or litigation involving the ownership or validity of the Proprietary Marks, including any settlement thereof. Franchisor has the right, but not the obligation, to take action against uses by others that may constitute infringement of the Proprietary Marks;

              7.3.B. Provided Franchisee has used the Proprietary Marks in accordance with this Agreement, Franchisor will defend Franchisee at Franchisor's expense against any third-party claims, suits, or demands related to Franchisee's use of, or right to use the Proprietary Marks; and

              7.3.C. In the event Franchisor undertakes the defense or prosecution of any litigation relating to the Proprietary Marks, Franchisee agrees to execute any and all documents and to do such acts and things as may, in the opinion of counsel for Franchisor, be necessary to carry out such defense or prosecution, including but not limited to becoming a nominal party to any legal action. Except to the extent that such litigation is the result of Franchisee's use of the Proprietary Marks in a manner inconsistent with the terms of this Agreement, Franchisor agrees to reimburse Franchisee for its out-of-pocket costs in doing such acts and things, except that Franchisee shall bear the salary costs of its employees, and Franchisor shall bear the costs of any judgment or settlement.

         7.4. Franchisee expressly understands and acknowledges that:

              7.4.A. The Proprietary Marks are valid and serve to identify the System and those who are authorized to operate under the System;

              7.4.B. Franchisee shall not directly or indirectly contest the validity or ownership of the Proprietary Marks;

              7.4.C. Franchisee's use of the Proprietary Marks pursuant to this Agreement does not give Franchisee any ownership interest or other interest in or to the Proprietary Marks, except the rights specifically granted by this Agreement;

              7.4.D. Any and all goodwill arising from Franchisee's use of the Proprietary Marks in its franchised operation under the System shall inure solely and exclusively to the benefit of Franchisor and its subsidiaries, and upon transfer, expiration or termination of this Agreement and the

                                                                       EXHIBIT C

license herein granted, no monetary amount shall be assigned as attributable to any goodwill associated with Franchisee's use of the System or the Proprietary Marks;

              7.4.E. The right to use the Proprietary Marks granted hereunder to Franchisee is non-exclusive, and Franchisor thus has and retains the rights, among others:

                     7.4.E.1. To use the Proprietary Marks in connection with selling products and services;

                     7.4.E.2. To grant other rights with respect to the Proprietary Marks, in addition to those already granted to existing franchisees; and

                     7.4.E.3. To develop and establish other systems using the same or similar Proprietary Marks, or any other proprietary marks, and to grant licenses, sublicenses, franchises, or other rights thereto without providing any rights therein to Franchisee.

              7.4.F. Franchisor reserves the right to substitute different Proprietary Marks for use in identifying the System and the businesses operating thereunder if the currently used Proprietary Marks can no longer be used, or if Franchisor, in its sole discretion, determines that substitution of different Proprietary Marks will be beneficial to the System. Franchisee agrees to comply with Franchisor's instructions regarding the substitution of different Proprietary Marks. Franchisor shall not have any obligation to reimburse Franchisee for any expenditures made by Franchisee to modify or discontinue the use of any Proprietary Mark or to adopt additional or substitute marks, including, without limitation, any expenditures relating to advertising, promotional materials or signage.

8.       CONFIDENTIAL OPERATING MANUAL
         -----------------------------

         8.1. In order to protect the reputation and goodwill of Franchisor and to maintain high standards of operation under Franchisor's Proprietary Marks, Franchisee shall conduct its business in accordance with the Manual, which may consist of more than one volume. Franchisee acknowledges having received on loan from Franchisor one copy of such Manual for the term of this Agreement.

         8.2. Franchisee shall at all times treat the Manual, any other manuals created for or approved for use in the operation of the Franchised Business, and the information contained therein, as confidential, and shall use all reasonable efforts to maintain such information as secret and confidential. Franchisee shall not at any time copy, duplicate, record, or otherwise reproduce the foregoing materials, in whole or in part, nor otherwise make the same available to any unauthorized person.

         8.3. The Manual shall at all times remain the sole property of Franchisor and shall at all times be kept in a secure place on the Restaurant premises.

         8.4. Franchisor may from time to time revise, update, and supplement the contents of the Manual through various methods, including without limitation, the issuance of amendments, policy statements, and bulletins, in printed or electronically transmitted form, and Franchisee expressly agrees to make corresponding revisions to its copy of the Manual and to comply with each new or changed standard.

                                                                       EXHIBIT C


         8.5. Franchisee shall at all times maintain the Manual at the Restaurant and insure that the Manual is kept current and up to date; and, in the event of any dispute as to the contents of the manual, the terms of the master copy of the Manual maintained by Franchisor at Franchisor's home office shall be controlling.

9.       CONFIDENTIAL INFORMATION
         ------------------------

         9.1. Franchisee shall not, during the term of this Agreement or thereafter, communicate, divulge, or use for the benefit of any other person, persons, partnership, association, or corporation any confidential information, knowledge, or know-how concerning the methods of operation of the business franchised hereunder which may be communicated to Franchisee or of which Franchisee may be apprised by virtue of Franchisee's operation under the terms of this Agreement. Franchisee shall divulge such confidential information only to such of its employees as must have access to it in order to operate the Franchised Business. Any and all information, knowledge, know-how, and techniques which Franchisor designates as confidential shall be deemed confidential for purposes of this Agreement, including, but not limited to, marketing plans, development strategies, and financial plans, except information which Franchisee can demonstrate came to its attention prior to disclosure thereof by Franchisor; or which, at or after the time of disclosure by Franchisor to Franchisee, had become or later becomes a part of the public domain, through publication or communication by others who were lawfully in possession of such information and were under no obligation to maintain its confidentiality.

         9.2. Franchisee agrees to take all steps necessary to ensure that the Owners, any Guarantor, the Operator, Restaurant manager, co-manager and supervisor and any other personnel having access to any confidential information related to the Restaurant, the Franchisor or the Franchised Business also comply with the requirements of Section 9.1 above. Franchisor may direct that Franchisee require its Owners, any Guarantor, Operator, Restaurant manager, co-managers, and supervisors, and any other personnel having access to any confidential information from Franchisor, to execute covenants that they will maintain the confidentiality of information they received in connection with their employment by or relationship with Franchisee, during, and after termination or expiration of, such employment or relationship. Such covenants shall be in a form satisfactory to Franchisor, including, without limitation, specific identification of Franchisor as a third-party beneficiary of such covenants with the independent right to enforce them, and Franchisee shall provide copies of such executed covenants to Franchisor upon Franchisor's request.

         9.3. Franchisee acknowledges that any failure to comply with the requirements of this Section 9 will cause Franchisor irreparable injury, and Franchisee agrees to pay all court costs and reasonable attorney's fees incurred by Franchisor in obtaining specific performance of, or an injunction against violation of, the requirements of this Section 9.

10.      ACCOUNTING AND RECORDS
         ----------------------

         10.1. Franchisee shall maintain during the term of this Agreement, and shall preserve for at least four (4) years from the dates of their preparation, full, complete, and accurate books, records, and accounts in accordance with generally accepted accounting principles and in the form and manner prescribed by Franchisor from time to time in the Manual or otherwise in writing.

         10.2. Franchisee shall prepare and maintain a business plan and operating budget in the manner prescribed by Franchisor, reflecting such information as Franchisor may specify, which may

                                                                       EXHIBIT C

include, without limitation, operational data, personnel expense information, factors related to the costs of goods sold, capital expenditures, and revenue projections. Franchisee shall submit such business plan and operating budget to Franchisor at such times and places and in such form as may be prescribed by Franchisor.

         10.3. Franchisee shall submit to Franchisor, no later than the fifteenth (15th) day of each month during the term of this Agreement, in a format and manner specified by Franchisor, monthly royalty and gross sales reports, and such other reports as Franchisor may require. Franchisor reserves the right to require Franchisee to submit copies of all state sales tax returns for the Franchised Business to Franchisor.

         10.4. Franchisee shall, at its expense, provide to Franchisor, in a format specified by Franchisor, and in accordance with generally accepted accounting principles, a complete annual financial statement (including, without limitation, a profit and loss statement, cash flow statement and balance sheet), on a review basis, prepared by an independent certified public accountant satisfactory to Franchisor, within ninety (90) days after the end of each fiscal year of the Franchised Business showing the results of operations of the Franchised Business and the results of operations for any entity affiliated with the Franchised Business during said fiscal year. Franchisor reserves the right to require Franchisee to provide, at Franchisee's expense, an audited annual financial statement, prepared by an independent certified public accountant satisfactory to Franchisor.

         10.5. Franchisor reserves the right to require Franchisee, at Franchisee's expense, to provide to Franchisor, in a format specified by Franchisor, quarterly or semi-annual financial statements (as described in Section 10.4 above), certified by an officer or accountant of Franchisee (and if specifically required by Franchisor, certified by an independent certified public accountant), and such other information as Franchisor may reasonably specify, showing the results of operations of the Franchised Business and the results of operations for any entity affiliated with the Franchised Business during said period. Franchisee shall submit such reports within forty-five (45) days following the end of each quarter or six-month period of each fiscal year of the Franchised Business during the term hereof.

         10.6. Franchisee shall also submit to Franchisor, for review or auditing, such other forms, reports, records, information, and data as Franchisor may reasonably require, including but not limited to financial statements of each Franchisee and each Guarantor, in the form and at the times and places reasonably required by Franchisor, upon Franchisor's request and as specified from time to time in the Manual or otherwise in writing. Franchisor reserves the right to require each Franchisee and each Guarantor to submit their respective federal and state income tax returns to Franchisor for review. Franchisee agrees that Franchisor may, and specifically grants Franchisor the right to, divulge any and all information submitted by Franchisee pursuant to this Section 10 or otherwise pertaining to Franchisee to third-party financing or lending sources being considered by Franchisee.

         10.7. Franchisor or its designated agents shall have the right at all reasonable times to examine and copy, at Franchisor's expense, the books, records, and tax returns of Franchisee. Franchisor shall also have the right, at any time, to have an independent audit made of the books of Franchisee. If an inspection should reveal that any payments to Franchisor or any affiliate have been understated in any report to Franchisor, or if Franchisee fails to expend any monies required under this Agreement, then Franchisee shall immediately pay the amount understated, or expend the amount required, upon demand by Franchisor. In addition, Franchisee shall pay interest on the understated amount from the date such amount was due until paid, at the rate to be determined by Franchisor from time to time, or the maximum rate permitted by law, whichever is less. If an inspection discloses an

                                                                       EXHIBIT C

understatement in any report of two percent (2%) or more, or an underpayment of required expenditures (including, without limitation, royalties due pursuant to the Agreement) of two percent (2%) or more, Franchisee shall, in addition, reimburse Franchisor for any and all costs and expenses connected with the inspection (including, without limitation, travel, lodging and wage expenses, and reasonable accounting and legal costs). The foregoing remedies shall be in addition to any other remedies Franchisor may have.

11.      ADVERTISING
         -----------

         Recognizing the value of advertising, and the importance of the standardization of advertising programs to the furtherance of the goodwill and public image of the System, the parties agree as follows:

         11.1. Franchisor shall have the right to require Franchisee to expend on advertising and promotion, or to participate in and contribute for the purpose of advertising and promotion, each month during the term of this Agreement, an amount, in the aggregate, equal to four percent (4%) of Franchisee's gross sales during the preceding month (the "Advertising Contribution"), or such greater amount as provided for in Section 11.2 hereof, all in such manner as Franchisor may direct from time to time, subject to the following:

                    11.1.A. For so long as WNAP (or any successor entity designated by Franchisor) is in existence as an advertising and promotional fund for the System, Franchisee shall contribute to WNAP on a monthly basis such amount as may be specified by Franchisor from time to time in the Manual or otherwise in writing, which amount shall not be less than fifty percent (50%) of the Advertising Contribution, nor greater than seventy-five percent (75%) of the Advertising Contribution;

                    11.1.B. Franchisee shall spend, for the purpose of local advertising and promotion, on a monthly basis, such amounts as may be specified by Franchisor from time to time in writing, which amounts shall not be less than twenty-five percent (25%) of Franchisee's Advertising Contribution. Franchisee's expenditures for local advertising and promotion shall be made in accordance with Section 11.3 hereof; and

                    11.1.C. If an advertising and marketing Cooperative (as defined in Section 11.4) is established for Franchisee's region, Franchisor may specify the amount that Franchisee shall contribute to the Cooperative each month; provided, however, that Franchisee's contribution to the Cooperative shall be credited towards satisfaction of the obligations required by Section 11.1.B hereof, and shall be made in accordance with the provisions set forth in
Section 11.4 hereof.

         11.2. Franchisor reserves the right (i) to increase the Advertising Contribution specified in Section 11.1 at any time to an amount not in excess of five percent (5%) of Franchisee's gross sales, (ii) to change the contributions to WNAP outside the range specified in Section 11.1.A, and (iii) to reduce the minimum expenditures specified in Section 11.1.B; provided, however, that Franchisor may require any of such changes only upon obtaining an affirmative vote representing seventy-five percent (75%) or more of all restaurants in the United States operating in the System (whether operated by Wendy's or by its franchisees and excepting those restaurants under any franchise agreements with Wendy's which have been terminated).

         11.3. All local advertising and promotion by Franchisee shall be in such media, and of such type and format as Franchisor may approve; shall be conducted in a dignified manner; and, shall

                                                                       EXHIBIT C

conform to such standards and requirements as Franchisor may specify. Franchisee shall not use any advertising or promotional plans or materials unless and until Franchisee has received written approval from Franchisor, pursuant to the procedures and terms set forth in Section 11.7 hereof.

                    11.3.A. As used in this Agreement, spending on "local advertising and promotion" which may be credited toward Franchisee's Advertising Contribution as set forth under Section 11.1.B. shall be advertising and promotion related directly to the Restaurant, and shall consist only of the following: (i) advertising and media - the direct costs of measurable media for television, radio, newspaper and print, outdoor (billboard or transit), yellow pages and direct mail, including space or time charges, agency planning, selection, placement and production; the direct costs of in-store materials, including window signs, counter signs and other promotional signs; (ii) promotions - the direct costs of market-wide efforts to stimulate trial, increase frequency of purchase or increase average amounts of purchase, including direct advertising costs and costs incurred for planning and execution of same; (iii) direct out-of-pocket expenses - the directly related expenses incurred by an advertising cooperative approved by Wendy's and related to the cost of advertising and marketing for agency travel expense, postage, shipping, meeting room charges, telephone and photocopying, and (iv) such other activities and expenses as Franchisor in its sole discretion may specify.

                    11.3.B. Franchisor may specify the types of expenditures and costs which shall not qualify as "local advertising and promotion." Franchisee understands and agrees that the definition of local advertising and promotion set forth above shall not, however, include, and Franchisee shall not include in its report of the amounts expended on advertising and promotion, any costs or expenses incurred by Franchisee in connection with any of the following: (i) incentive programs, including the cost of honoring coupons; (ii) market-wide or other research that is not conducted by a professional marketing research firm approved in writing by Franchisor; (iii) food costs incurred in, or price reductions associated with, any promotion; (iv) salaries and expenses of any employees of Franchisee, including salaries or expenses for attendance at advertising meetings or activities; (v) charitable, political or other contributions or donations; (vi) press parties or other expenses of publicity other than those associated with the grand opening or re-opening of the Restaurant; (vii) in-store materials consisting of fixtures or equipment; (viii) any entertainment or related expenses for travel, meals and the like; (ix) any fees paid to parties who are not professional consultants, counselors or advisors previously approved in writing by Wendy's in marketing, advertising, public relations, promotion or associated efforts; (x) seminar and educational costs and expenses of employees of Franchisee; (xi) specialty items (such as tee shirts, premiums, pins and awards) unless such items are part of a market-wide advertising program and the cost of such items is not recovered by the promotion; and (xii) such other items as Wendy's shall reasonably determine in its discretion.

                    11.3.C. Franchisee understands and acknowledges that the required contributions and expenditures are minimum requirements only, and that Franchisee may, and is encouraged by Franchisor to, expend additional funds for local advertising and promotion, where appropriate.

         11.4. Any regional advertising pertaining to the Franchised Business, and any local advertising which Franchisor may specify as inconsistent with the provisions of Section 11.3 pertaining to individual restaurant advertising and promotion, shall be conducted by and through a regional advertising cooperative ("Cooperative") established or required to be established by Franchisor for that purpose. Franchisor shall have the right, in its discretion, to designate any geographical area for purposes of establishing a Cooperative, and Franchisee agrees to take appropriate steps to establish and participate in such Cooperative if required to do so by Franchisor. If a Cooperative for the geographic area in which the Restaurant is located has been established at the time Franchisee commences operations hereunder, Franchisee shall immediately be bound by the obligation to become a member of

                                                                       EXHIBIT C

such Cooperative under the terms of the then-existing Cooperative agreement. If a Cooperative for the geographic area in which the Restaurant is located is established during the term of this Agreement, Franchisee shall immediately become a member of such Cooperative, and take all steps necessary to become such member. In no event shall Franchisee be required to be a member of more than one Cooperative with respect to the Restaurant. The following provisions shall apply to each such Cooperative:

              11.4.A. Each Cooperative shall be organized and governed in a form and manner approved by Franchisor in writing, and shall commence operations on a date specified by Franchisor. Any disputes arising among or between Franchisee, other franchisees in the Cooperative, and/or the Cooperative, shall be resolved by Franchisor, whose decision shall be final and binding on all parties;

              11.4.B. Each Cooperative shall be organized for the exclusive purpose of administering regional advertising programs, and developing, subject to Franchisor's approval, standardized promotional materials for use by the members in local advertising and promotion;

              11.4.C. No advertising or promotional plans or materials may be used by a Cooperative or furnished to its members without the prior approval of Franchisor, pursuant to the procedures and terms as set forth in Section 11.7. hereof;

              11.4.D. Franchisee shall submit its required contribution to the Cooperative at such times as determined by the Cooperative, but no later than the last day of each month on gross sales for the preceding calendar month, together with such other statements or reports as may be required by Franchisor, or by the Cooperative with Franchisor's prior written approval;

              11.4.E. Franchisor shall, for each of the restaurants operated by Franchisor under the System which are located in a geographic area for which a Cooperative has been established, make contributions to the applicable Cooperative on the same basis as assessments required of comparable franchisees who are members of such Cooperative; and

              11.4.F. Franchisor, in its sole discretion, may grant to any franchisee an exemption for any length of time from the requirement of membership in a Cooperative, or from the requirement to pay all or a portion of the contribution (described in Section 11.1.B.) to the Cooperative upon written request of such franchisee stating reasons supporting such exemption. Franchisor's decisions concerning such request for exemption shall be final. If an exemption is granted to a franchisee, such franchisee shall be required to expend an amount equal to the exempted portion of the contribution for local advertising in accordance with and as may be required in Sections 11.1.B and
11.3 hereof.

         11.5. To the extent permitted by the organizational and operational documents of WNAP, WNAP shall be maintained and administered by Franchisor or its designee, as follows:

              11.5.A. Franchisor or its designee shall direct all advertising programs, with sole discretion over the concepts, materials, and media used in such programs and the placement and allocation thereof. Franchisee agrees and acknowledges that WNAP is intended to maximize general public recognition, acceptance, and use of the System; and that Franchisor and its designee are not obligated, in administering WNAP, to make expenditures for the benefit of Franchisee which are equivalent or proportionate to Franchisee's contribution, or to ensure that any particular franchisee benefits directly or pro rata from expenditures by WNAP;

                                                                       EXHIBIT C

                    11.5.B. WNAP, all contributions thereto, and any earnings thereon, shall be used exclusively to meet any and all costs of maintaining, administering, directing, conducting, and preparing advertising, marketing, public relations and promotional programs and materials, and any other activities which Franchisor believes will enhance the image of the System, including, among other things, the costs of preparing and conducting media advertising campaigns; direct mail advertising; marketing surveys and other public relations activities; employing advertising or public relations agencies to assist therein; purchasing promotional items, conducting and administering visual merchandising, point of sale, and other merchandising programs; and providing promotional and other marketing materials and services to the restaurants operated under the System. WNAP may also be used to provide rebates or reimbursements to franchisees for local expenditures on products, services, or improvements, approved in advance by Franchisor, which products, services, or improvements Franchisor deems, in its sole discretion, will promote general public awareness and favorable support for the System;

                    11.5.C. Franchisee shall contribute to WNAP by checks made payable to WNAP. All sums paid by Franchisee to WNAP shall be maintained in an account separate from the other monies of Franchisor and shall not be used to defray any of Franchisor's expenses, except for such reasonable costs and overhead, if any, as Franchisor may incur in activities reasonably related to the administration, direction, and implementation of WNAP and advertising programs for franchisees and the System, including, among other things, costs of personnel for creating and implementing advertising, merchandising, promotional and marketing programs and administration of WNAP funds. WNAP and its earnings shall not otherwise inure to the benefit of Franchisor. Franchisor or its designee shall maintain separate bookkeeping accounts for WNAP;

                    11.5.D. Franchisor shall, for each of the restaurants operated by Franchisor under the System, make contributions to WNAP on the same basis as assessments required of comparable franchisees within the System;

                    11.5.E. It is anticipated that all contributions to and earnings of WNAP shall be expended for advertising and promotional purposes during the taxable year within which the contributions and earnings are received. If, however, excess amounts remain in WNAP at the end of such taxable year, all expenditures in the following taxable year(s) shall be made first out of accumulated earnings from previous years, next out of earnings in the current year, and finally from contributions;

                    11.5.F. The contributions to and earnings of WNAP are not and shall not be an asset of Franchisor. A statement of the operations of WNAP as shown on the books of Franchisor shall be prepared annually by an independent public accountant selected by Franchisor and shall be made available to Franchisee; and

                    11.5.G. Although WNAP is intended to be of perpetual duration, Franchisor has the right to terminate WNAP and not to designate a successor entity. WNAP shall not be terminated, however, until all monies in WNAP have been expended for advertising and promotional purposes.

         11.6. Franchisor shall make available to Franchisee from time to time, at Franchisee's expense, advertising plans and promotional materials, which may include newspaper mats, coupons, merchandising materials, sales aids, point-of-purchase materials, special promotions, direct mail materials, community relations programs, and similar advertising and promotional materials.

                                                                       EXHIBIT C

         11.7. For all advertising and promotional plans which require Franchisor's approval prior to use, as set forth in Sections 11.3 and 11.4 hereof, Franchisee or the Cooperative, where applicable, shall submit samples of such plans and materials to Franchisor (by means described in Section 21 hereof), for Franchisor's prior written approval at least forty-five (45) days in advance of their anticipated usage, if such plans and materials have not been prepared or previously approved by Franchisor. If written approval is not received by Franchisee or the Cooperative from Franchisor within fifteen (15) days of the date of receipt by Franchisor of such samples or materials, Franchisor shall be deemed to have disapproved them.

         11.8. Franchisee shall honor all coupons, discounts, and gift certificates as reasonably specified by Franchisor and in accordance with procedures specified by Franchisor in the Manual or otherwise in writing.

12.      INSURANCE
         ---------

         12.1. Prior to the commencement of any activities or operations pursuant to this Agreement, Franchisee shall procure and maintain in full force and effect during the term of this Agreement, at Franchisee's expense, the following insurance policy or policies in connection with the Restaurant or other facilities on the Restaurant premises, or by reason of the construction, operation, or occupancy of the Restaurant or other facilities on the Restaurant premises. Such policy or policies shall be written by an insurance company or companies reasonably satisfactory to Franchisor, and shall include, at a minimum the following (with such coverages and policy limits as may reasonably be specified from time to time by Franchisor in the Manual or otherwise in writing):

                    12.1.A. Comprehensive general liability insurance including contractual liability;

                    12.1.B. All risk property insurance with full replacement cost limits which are sufficient to satisfy any co-insurance clause contained in the policy;

                    12.1.C. Business automobile liability insurance, including bodily injury and property damage coverage for all owned, non-owned and hired vehicles;

                    12.1.D. Product liability coverage;

                    12.1.E.      Commercial umbrella liability insurance;

                    12.1.F. Statutory workers' compensation insurance and employer's liability insurance, as well as such other disability benefits type insurance as may be required by statute or rule of the state in which the Restaurant is located.

                    12.1.G. Franchisor reserves the right to require Franchisee to obtain and maintain business interruption insurance, with such coverage and policy limits as Franchisor may reasonably specify, provided (a) that Franchisor provide six (6) months prior written notice of the requirement to Franchisee, and (b) that Franchisor requires such insurance of other franchisees operating under this form, or similar forms of franchise agreements, which include the requirement to obtain business interruption insurance; and

                    12.1.H. Franchisor reserves the right to require other insurance and endorsements pursuant to Franchisor's then-existing policies.

                                                                       EXHIBIT C

         12.2. Certificates evidencing the insurance required by Section 12.1 hereof shall name Franchisor, and each of its affiliates, directors, agents, and employees (as may be specified by Franchisor) as additional insureds and in the case of property insurance, such parties shall be named as their interest may appear. These certificates shall expressly provide that any interest of said parties shall not be affected by any breach by Franchisee of any policy provisions for which such certificates evidence coverage.

         12.3. All policies listed in Section 12.1 (unless otherwise noted below) shall contain such endorsements as may be provided in the Manual from time to time. Franchisor may, from time to time, and in its sole discretion, make such changes in minimum policy limits and endorsements as it may determine; provided, however, changes shall apply to franchisees of Franchisor who are similarly situated. Notwithstanding the foregoing, Franchisor reserves the right to require Franchisee to maintain insurance (of such types, and in such amounts as Franchisor may specify) to reflect any particular circumstances or situations affecting Franchisee or the Restaurant.

         12.4. In connection with all significant construction, reconstruction, or remodeling of the Restaurant during the term hereof, Franchisee will cause the general contractor, its subcontractors, and any other contractor, to effect and maintain at general contractor's and all other contractor's own expense, such insurance policies and bonds with such endorsements as are set forth in the Manual or otherwise in writing, and which are written by insurance or bonding companies satisfactory to Franchisor.

         12.5. Franchisee's obligation to obtain and maintain the foregoing policy or policies in the amounts specified shall be through primary insurance coverage and shall not be limited in any way by reason of any insurance which may be maintained by Franchisor, nor shall Franchisee's performance of that obligation relieve it of liability under the indemnity provisions set forth in
Section 19.4. of this Agreement.

         12.6. All public liability policies may be required by Wendy's to contain a provision that Franchisor, although named as additional insured, shall nevertheless be entitled to recover under said policies on any loss occasioned to Franchisor or its servants, agents, or employees by reason of the negligence of Franchisee or its servants, agents, or employees.

         12.7. At least thirty (30) days prior to the time any insurance is first required to be carried by Franchisee, and thereafter at least thirty (30) days prior to the expiration of any such policy, Franchisee shall deliver to Franchisor, certificates of insurance evidencing the proper coverage with limits not less than those required hereunder. All certificates shall expressly provide that no less than thirty (30) days' prior written notice shall be given Franchisor in the event of material alteration to, or cancellation of, or non-renewal of the coverages evidenced by such certificates. Such prior written notice shall be sent to Franchisor by certified mail as provided in Section 22 hereof. Attached to the certificate shall be a copy of the endorsement amending that clause in the policy which relates to other insurance and confirming that all coverage is primary insurance and that Franchisor's insurance is applicable only after all limits of Franchisee's policy are exhausted.

13.      TRANSFER OF INTEREST
         --------------------

         13.1. Franchisor's Right to Transfer. Franchisor shall have the right to transfer or assign this Agreement or all or any part of its rights or obligations under this Agreement to any person or

                                                                       EXHIBIT C

legal entity. Franchisee agrees that, from the date of such assignment, the assignee of Franchisor shall be solely responsible for those obligations of Franchisor which have been assigned to said assignee arising thereafter under this Agreement.

         13.2. Prohibitions to Transfer. Franchisee understands and acknowledges that Franchisor has entered into this Agreement in reliance on the business skill, financial capacity, and personal character of Franchisee and any Guarantor (or if Franchisee or Guarantor is a business entity, the owners of any direct or indirect interest in Franchisee or Guarantor). If Franchisee or any Guarantor is a corporation, partnership, or other business entity, all owners of any direct or indirect interest in Franchisee or any Guarantor are set forth in Exhibit A ("Owners"), which Exhibit shall be amended upon any change in the direct or indirect ownership of that Franchisee or any Guarantor (as approved by Franchisor). Accordingly, without the prior written consent of Franchisor:

              13.2.A. Neither Franchisee nor any Owner shall transfer, pledge, or otherwise encumber this Agreement, any of the rights or obligations of Franchisee under this Agreement, any direct or indirect interest in Franchisee, or any material asset used in the Franchised Business;

              13.2.B. Franchisee shall not issue any securities; and

              13.2.C. Guarantor shall not violate the provisions of the Guaranty (as referenced in Section 25) regarding transfers of interest.

         Further, no transfer of interest shall be effective unless and until the transferor has first offered to sell such interest to Franchisor pursuant to
Section 13.4 hereof.

         13.3. Conditions to Transfer. Franchisor shall not unreasonably withhold the consent required by Section 13.2; however, Franchisor shall have the absolute right to require any or all of the following (among others) as conditions of its consent:

              13.3.A. Prior to the proposed transfer, Franchisee and the Proposed Franchisee (for purposes of this Agreement, the term "Proposed Franchisee" shall include all individuals and entities, which after the proposed transfer, will be franchisees under this Agreement or under any successor Agreement) shall demonstrate to Franchisor's satisfaction that subsequent to the transfer, the Proposed Franchisee, the Owners of Proposed Franchisee (if the Proposed Franchisee is a corporation, partnership or other business entity) and any guarantors of the Proposed Franchisee, will (i) meet Franchisor's educational, managerial, and business standards; (ii) possess good moral character, business reputations, and credit ratings; (iii) have the aptitude and ability to conduct the Franchised Business (as may be evidenced by prior related business experience or otherwise); (iv) have the organizational, managerial and financial structure and resources to conduct the Franchised Business properly, taking into account such factors as (among others) the number of Wendy's restaurants and market areas involved and their geographic proximity; (v) comply with Franchisor's ownership requirements relative to the control of the Proposed Franchisee and the Franchised Business; (vi) comply with Franchisor's restrictions relative to involvement in any business which competes with the Franchised Business; and (vii) have adequate financial resources and capital to operate the business, all in such manner, in accordance with such standards and upon satisfaction of such conditions as indicated from time to time by Franchisor's Transaction Policy, the current copy of which Franchisee acknowledges having received and which is incorporated into this Agreement by reference ("Transaction Policy"), and other written policies adopted and announced by the Franchisor;

                                                                       EXHIBIT C

              13.3.B. Transfers to existing franchisees (or to owners of franchisees) in the System may be subject to conditions materially different from or in addition to conditions with respect to other transfers, which conditions may be set out from time-to-time in Franchisor's Transaction Policy adopted and announced by Franchisor. Franchisor reserves the right to disapprove a transfer based upon (without limitation) any of the following: (i) the current geographic scope and proximity of the buyer's operations; (ii) the physical and operational condition, opportunities and obligations present in the buyer's existing Wendy's market(s) and Wendy's restaurants; (iii) the penetration level of Wendy's restaurants in buyer's existing market(s); and (iv) the period of time since buyer last acquired restaurants and the extent to which buyer has properly assimilated those restaurants into its organization and eliminated issues arising from or related to such previous acquisition. Franchisor reserves the right to disapprove any proposed transfer the result of which would be, in the sole opinion of Franchisor, a disproportionately large ownership of Wendy's restaurants by the Proposed Franchisee compared with the number of restaurants operated by all franchisees in the System;

              13.3.C. All of Franchisee's accrued monetary obligations and all other outstanding obligations of Franchisee to Franchisor and its affiliates shall have been fully satisfied, including, without limitation, compliance with all covenants, undertakings, performance, and operating standards required by this Agreement, any amendment hereof or successor hereto, or any other agreement between Franchisee and Franchisor or its affiliates;

              13.3.D. If Franchisor requests, the Franchisee or Proposed Franchisee, at their own expense, shall modify the Restaurant to conform to the then-current standards and specifications of System restaurants, and shall complete the modifications prior to the transfer or within the time subsequent to the transfer specified by Franchisor;

              13.3.E. If Franchisee or Proposed Franchisee is a corporation, partnership, or other business entity, Franchisor may require that any individuals who are liable under this Agreement as Franchisees or Guarantors shall together own not less than fifty-one percent (51%) of any Franchisee or Proposed Franchisee and have fifty-one percent (51%) voting control of any Franchisee or Proposed Franchisee;

              13.3.F. Employees of the Franchised Business shall successfully complete any training programs then in effect for such employees under the System, on such terms and conditions as Franchisor may reasonably require;

              13.3.G. Franchisor shall receive a transfer fee of Five Thousand Dollars ($5,000), or such greater amount as may be necessary to reimburse Franchisor for its legal, accounting, and other expenses incurred in connection with the transfer;

              13.3.H. The Franchisee, the Proposed Franchisee, all Guarantors of the obligations of Franchisee, and all guarantors of the obligations of the Proposed Franchisee under this Agreement or any successor agreement shall have executed a general release under seal, in a form satisfactory to Franchisor, of any and all claims against Franchisor and its past and present officers, directors, shareholders, subsidiaries, affiliates, and employees, in their corporate and individual capacities, including, without limitation, claims arising under federal, state, and local laws, rules, and ordinances, arising prior to the effective date of Wendy's written consent;

              13.3.I. The Proposed Franchisee shall execute the standard form franchise agreement then being offered to new System franchisees, and such other ancillary agreements as Franchisor may require for the Franchised Business, which agreements shall supersede this Agreement

                                                                       EXHIBIT C

in all respects, and the terms of which agreements may differ from the terms of this Agreement, including, without limitation, a higher percentage royalty rate and advertising contribution; provided, however, that the Proposed Franchisee shall not be required to pay any initial franchise fee;

              13.3.J. Notwithstanding the execution of the standard form franchise agreement by the Proposed Franchisee pursuant to Section 13.3.I, Franchisee, the Proposed Franchisee, any Guarantors of the obligations of the Franchisee, and any guarantors of the Proposed Franchisee shall be and remain liable following the effective date of the transfer for all obligations of Franchisee to Franchisor under this Agreement which arose in connection with the Franchised Business prior to the effective date of the transfer (including any obligation to indemnify the Franchisor), and shall execute any and all documents reasonably requested by Franchisor to further evidence such liability; and

              13.3.K. Franchisor has the absolute right to require any Owners or other parties having an interest in Franchisee, the Proposed Franchisee, the Premises or the Franchised Business to execute Wendy's Guaranty agreement as referenced in Section 25.2.

         13.4. WENDY'S RIGHT OF FIRST REFUSAL. In the event Franchisee or any Owner desires to accept any bona fide offer from a third party to directly or indirectly purchase all or any part of the Franchisee's or an Owner's ownership interest in Franchisee as shown in Exhibit A, any interest in the Franchise Agreement, or any asset material to the operation of the Franchised Business, the seller shall notify Franchisor in writing of each such offer, and shall provide to Franchisor such information and documentation relating to the offer and the prospective purchaser as Franchisor may require, including, but not limited to, all material information provided to the prospective purchaser by the seller. Franchisor shall have the right and option, exercisable within forty-five (45) days after receipt by Franchisor of all such written notification and all other information required by Franchisor, to send written notice to the seller that Franchisor intends to purchase the seller's interest on the same terms and conditions as those offered by the prospective purchaser. The information to be supplied by the seller and required by Franchisor shall be accompanied by (i) a written representation and warranty from seller that seller has provided Franchisor with all of the information required under this Section 13.4, and that such information is true, accurate, and complete; and (ii) if the seller is not an individual, an appropriate resolution of the seller's board of directors (or other applicable owners, investors, or the like) approving the proposed sale, or other evidence satisfactory to Franchisor of seller's intent to consummate the transaction. Further, if Franchisor elects to exercise its option hereunder, notwithstanding anything in the offer, Franchisor shall be entitled to conduct due diligence of the scope customary for transactions of the type proposed in the offer for a period of not less than sixty (60) days, commencing upon the date of Franchisor's notice to the seller of Franchisor's election to purchase pursuant to this Section. Further, in the event Franchisor elects to exercise its option hereunder, the offer shall not contain any provision or condition, the effect of which would be to increase the cost to, or otherwise change the economic terms imposed on Franchisor, as a result of the substitution of Franchisor for the prospective purchaser, or as a result of compliance with the procedures set forth herein with respect to Franchisor's right of first refusal. In the event that Franchisor elects to exercise its option hereunder, closing on such purchase must occur within the later of: (i) sixty (60) days from the date of notice to the seller of the election to purchase by Franchisor, (ii) such period as may have been provided in the offer or (iii) such period as may be necessary to conduct due diligence as provided herein. Any material change in the terms of any offer shall constitute a new offer subject to the same rights of first refusal by Franchisor as in the case of the initial offer, and notice of any such material change shall be provided in writing by the seller promptly to Franchisor. Failure of Franchisor to exercise the option afforded by this Section 13.4. shall not constitute a waiver of any other provision of this Agreement, including all of the requirements of this

                                                                      EXHIBIT C
                                                                      =========
Section 13, with respect to a proposed transfer. Seller shall not execute any contract or accept any offer to purchase any interest, unless the provisions of this Section 13.4 have been satisfied.

                    13.4.A. In the event the consideration, terms, and conditions offered by a third party are such that Franchisor may not reasonably be required to furnish the same consideration, terms, and conditions, then Franchisor may purchase the interest proposed to be sold for the reasonable equivalent in cash. If the parties cannot agree within a reasonable time on the cash consideration, an independent appraiser shall be designated by Franchisee from a list of three independent appraisers selected by Franchisor, and that appraiser's determination shall be binding.

         13.5. SECURITY INTERESTS. Franchisee shall neither grant nor permit the existence of any security interest in this Agreement, in the securities of any corporation, partnership or other business entity which is a Franchisee (or which directly or indirectly controls a Franchisee), or in any of the tangible assets material to the operation of the Franchised Business, including, without limitation, the premises of the Franchised Business, except with the prior written consent of the Franchisor. Franchisor may require (among other conditions) the right and option to be substituted as obligor to the secured party and to cure any default of Franchisee, except that any acceleration of indebtedness due to Franchisee's default shall be void. Franchisor may also require compliance with any policy statements adopted and announced by Franchisor relative to such security interests. Franchisor reserves the right to review and approve the terms of any security agreement or other document granting a security interest in assets described in this Section 13.5, which approval shall be in writing.

         13.6. OFFERING MATERIALS. All materials required by federal or state law for any direct or indirect offer or sale of securities of Franchisee shall be submitted to Franchisor for review and consent, prior to their being filed with any government agency; and any materials to be used in any exempt offering shall be submitted to Franchisor for review and consent prior to their use. No such materials shall imply (by use of the Proprietary Marks or otherwise) that Franchisor is participating as an underwriter, issuer, or offeror of Franchisee's or Franchisor's securities. Any review by the Franchisor of the offering materials or the information included therein will be conducted solely for the benefit of the Franchisor to determine conformance with the Franchisor's internal policies, and not to benefit or protect any other person. No investor should interpret such review by the Franchisor as an approval, endorsement, acceptance, or adoption of any representation, warranty, covenant, or projection contained in the materials reviewed; and the offering documents shall include legends and statements as Franchisor may specify, including but not limited to legends and statements which disclaim Franchisor's liability for, or involvement in, the transaction described in the offering documents. Franchisee and the other participants in the offering must agree in writing to fully indemnify Franchisor in connection with the offering in the form prescribed by Franchisor. For each proposed offering, Franchisee shall pay Franchisor a non-refundable fee of Ten Thousand Dollars ($10,000), or such greater amount as may be necessary to reimburse Franchisor for its reasonable costs and expenses associated with reviewing the proposed offering, including, without limitation, legal and accounting fees. Franchisee shall give Franchisor written notice at least sixty
(60) days prior to the date of commencement of any offering covered by this
Section 13.6. Any such offering shall be subject to Franchisor's right of first refusal, as set forth in Section 13.4 hereof and shall comply with the Franchisor's Transaction Policy and other written policies adopted and announced by Franchisor from time to time.

         13.7. CONTRACTS RELATED TO THE FRANCHISED BUSINESS. Any lease, management agreement, or other agreement to which Franchisee will be a party which would have the effect of transferring any material asset or control of all or any part of the operations of the Franchised Business to any third party must first be approved by Franchisor in writing, which approval may be denied if such

                                                                       EXHIBIT C

agreement is on terms materially different from those which would result from an arms-length negotiation or where fees payable are determined by Franchisor to be excessive. Any such agreement and any party who, as a result of such agreement, either directly or indirectly is involved in the ownership of the assets or in the operations of the Franchised Business, must meet such standards and conditions as may have been established by Franchisor at the time Franchisor's consent is requested.

         13.8. BANKRUPTCY. If Franchisee or any Owner files for protection under the U.S. Bankruptcy Code, as amended, and if, for any reason, this Agreement is not terminated pursuant to Section 14 and is to be assumed by, or assigned to, any person or entity who has made a bona fide offer to accept an assignment of this Agreement as contemplated by the United States Bankruptcy Code, then notice to Franchisor of such proposed assignment or assumption shall be required. Such notice shall be given to Franchisor within twenty (20) days after receipt by Franchisee of such proposed assignee's offer to accept assignment of the Franchisee's rights and obligations under this Agreement, and, in any event, at least ten (10) days prior to the date application is made to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall include the following: (i) the name and address of the proposed assignee, (ii) all of the terms and conditions of the proposed assignment and assumption, and (iii) the adequate assurance to be provided to Franchisor to assure the proposed assignee's future performance under this Agreement, including, without limitation the assurance referred to in
Section 365 of the Bankruptcy Code and the satisfaction of the preconditions to transfer set forth in Section 13.3. of this Agreement. Franchisor shall thereupon have the prior right and option, to be exercised by notice given at any time prior to the effective date of such proposed assignment and assumption, to accept an assignment of this Agreement to Franchisor itself, upon the same terms and conditions and for the same consideration, if any, as in the bona fide offer made by the proposed assignee, less any brokerage commissions or other expenses which may be saved by Franchisee, as a result of the exercise by Franchisor of the rights and options granted herein. Nothing in this paragraph shall cause Franchisor to be liable for the payment of any brokerage commissions or other expenses as a result of the exercise of Franchisor's rights and options hereunder, without Franchisor's separate written consent.

              13.8.A. For purposes of any assumption or assignment of this Agreement pursuant to Bankruptcy Code Section 365, "adequate assurance of future performance" shall mean that specific evidence shall be given to Franchisor that any proposed assignee of this Agreement can and will comply with all operational and other performance requirements, and with all conditions, obligations, duties, covenants, and requirements of a franchisee under (i) this Agreement,
(ii) the standard form renewal franchise agreement then being offered to System franchisees, (iii) such other ancillary agreements as Franchisor may require, and (iv) any of Franchisor's policies describing franchisees' duties, obligations, conditions, covenants, or performance requirements. Additionally, adequate assurance of future performance shall mean that any proposed assignee shall meet Franchisor's then current standards for transfers pursuant to Section
13.3 hereof.

         13.9. DEATH OR INCAPACITY. Upon the death or mental incapacity of any Franchisee or Owner, Franchisor agrees not to unreasonably withhold its consent to a transfer of the interest held by such person. The personal representative of such Franchisee or Owner shall have a reasonable time to dispose of such person's interest in the Franchised Business or in Franchisee subject to and in accordance with the provisions and conditions of this Section 13 of the Agreement, specifically including the prior written consent of the Franchisor. During this time period, Franchisee (or Franchisee's personal representative) shall at all times remain in compliance with Section 6.2 (regarding an approved Operator) and with all other terms and conditions of this Agreement.

                                                                       EXHIBIT C

         13.10. MATERIALITY. Franchisee acknowledges and agrees that each condition referenced in this Section 13 is necessary to assure compliance with the obligations hereunder by Franchisee or the Proposed Franchisee.

         13.11. NONWAIVER. Franchisor's consent to a transfer of interest shall not constitute a waiver of any claims Franchisor may have against any Franchisee or Owner, nor shall it be deemed a waiver of Franchisor's right to require exact compliance with any of the terms of this Agreement by the Proposed Franchisee.

14.      DEFAULT AND TERMINATION
         -----------------------

         14.1. Franchisee shall be deemed to be in default under this Agreement, and all rights of Franchisee shall automatically terminate, without notice to Franchisee, upon the occurrence of any of the following events:

              14.1.A. Franchisee or any Guarantor shall make a general assignment for the benefit of creditors;

              14.1.B. Franchisee or any Guarantor shall (i) cause, permit or acquiesce in, an order for relief under the U. S. Bankruptcy Code entered with respect to Franchisee or any Guarantor, or (ii) commence a voluntary case or proceeding under, the Bankruptcy Code (Title 11, United States Code) or any other applicable bankruptcy, insolvency, reorganization, receivership, arrangement or readjustment of debt or other similar law now or hereafter in effect, or (iii) consent to the entry of an order for relief in an involuntary proceeding or to the conversion of an involuntary proceeding to a voluntary proceeding under any such law, or (iv) consent to the appointment of, or the taking of possession by a receiver, trustee, or other custodian (as defined in the Bankruptcy Code) for all or a substantial part of its property or the property of the Franchised Business, or (v) adopt any resolution or otherwise authorize action to approve any of the foregoing through its Board of Directors or otherwise;

                    14.1.C. An involuntary petition shall be commenced against Franchisee or any Guarantor under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization, receivership, arrangement or readjustment of debt or other similar law now or hereafter in effect, which proceeding is not dismissed or vacated within sixty (60) days thereafter; or a decree or order of a court having jurisdiction in the premises for appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Franchisee, or Guarantor shall have been entered; or an interim receiver, trustee or other custodian of such Franchisee or any Guarantor or of all or a substantial part of the property of Franchisee or any Guarantor shall have been appointed;

              14.1.D. If Franchisee or any Guarantor is dissolved;

              14.1.E. If execution is levied against any material asset of Franchisee's business or property, or the business or property of any Guarantor; or

              14.1.F. If any real or personal property which comprises all or a material part of the Franchised Business or the Restaurant shall be sold after levy thereupon by any sheriff, marshal, constable or other person so authorized under local, state or federal law.

                                                                       EXHIBIT C

         14.2. Upon the occurrence of any of the following events, Franchisee shall be deemed to be in default and Franchisor may, at its option, terminate all rights of Franchisee hereunder, without affording Franchisee any opportunity to cure the default, effective immediately after five (5) days from the mailing of notice by Franchisor (except as otherwise specified below) or upon receipt of notice by Franchisee, whichever is earlier:

              14.2.A. If Franchisee at any time ceases to operate or otherwise abandons the Franchised Business, or loses the right to possession of the Restaurant premises, or otherwise forfeits the right to do or transact business in the jurisdiction where the Restaurant is located; provided, however, that if, through no fault of Franchisee, the premises are damaged or destroyed by an event such that repairs or reconstruction cannot be completed within ninety (90) days thereafter, then Franchisee shall have thirty (30) days after such event in which to apply for Franchisor's approval to relocate or reconstruct the Restaurant, which approval shall not be unreasonably withheld;

              14.2.B. If Franchisee, Guarantor, Owner or Operator is convicted of a felony, a crime involving moral turpitude, or any other crime or offense that Franchisor believes is reasonably likely to have an adverse effect on the System, the Proprietary Marks, the goodwill associated therewith or Franchisor's interest therein;

              14.2.C. If an immediate threat or danger to public health or safety results from the construction, maintenance, or operation of the Restaurant, in which event the termination shall become effective immediately upon sending of notice by Franchisor;

              14.2.D. If Franchisee or any Owner purports to transfer, pledge or encumber any rights or obligations under this Agreement, any direct or indirect interest in Franchisee, or any material asset of the Franchised Business without Franchisor's prior written consent, contrary to the terms of Section 13 of this Agreement;

              14.2.E. If Franchisee fails to comply with the covenants in
Section 16.2. hereof or fails to obtain execution of the covenants required under Section 16.5 hereof;

              14.2.F. If, contrary to the terms of Sections 8 or 9 hereof, Franchisee discloses or divulges the contents of the Manual or other confidential information provided to Franchisee by Franchisor;

              14.2.G. If Franchisee knowingly maintains false books or records, or submits any false reports (including, but not limited to, information provided as part of Franchisee's application) to Franchisor;

              14.2.H. If Franchisee repeatedly is in default under Section 14.3 hereof for failure to substantially comply with any of the requirements imposed by this Agreement, whether or not cured after notice, or if Franchisee commits the same default again within a six-month period of the previous default, whether or not cured after notice; or

              14.2.I. If Franchisee or any Guarantor shall become insolvent or if suit to foreclose any lien or mortgage against any material asset comprising part of the Franchised Business or the Restaurant premises or equipment is instituted and not dismissed within thirty (30) days.

         14.3. Except with respect to events of default described at Sections
14.1 and 14.2 of this Agreement, or any subsections thereof, the consequences of which are also described at Sections 14.1 and 14.2, upon any default by Franchisee which is described at this Section 14.3, Franchisor may, at

                                                                      EXHIBIT C
                                                                      =========

its option, terminate all rights of Franchisee hereunder, by giving written notice of default to Franchisee stating the nature of such default at least thirty (30) days prior to the effective date of termination; provided, however, that Franchisee may avoid termination of Franchisee's rights hereunder by immediately initiating a remedy to cure such default and curing it to Franchisor's satisfaction within the thirty-day period (or within such shorter time period as Franchisor may reasonably specify), and by promptly providing proof thereof to Franchisor. If any such default is not cured within the specified time, or such longer period as applicable law may require, at the option of Franchisor, Franchisee's rights under this Agreement shall terminate without further notice to Franchisee, effective immediately upon the expiration of the thirty (30) day period or such longer period as applicable law may require. Except as provided in Sections 14.1 and 14.2 hereof, defaults which result in termination of Franchisee's rights under this Agreement only after the expiration of the cure periods as set forth in this Section 14.3 include, but are not limited to, the following:

              14.3.A. If Franchisee fails to comply with any of the requirements imposed by or pursuant to this Agreement (such as the Manual or various policy statements of Franchisor) or any other agreement with Franchisor or its affiliates related to the Franchised Business or fails to carry out the terms of this Agreement in good faith, or if any Guarantor fails to comply with any of the requirements imposed by or pursuant to the Guaranty as defined in Section 25.2;

              14.3.B. If Franchisee fails, refuses, or neglects to promptly pay any monies owing to Franchisor or its affiliates when due, or to submit the financial or other information required by Franchisor under this Agreement;

              14.3.C. Except as provided in Section 14.2.C hereof, if Franchisee fails to maintain or observe any of the standards or procedures prescribed by Franchisor (i) in this Agreement or any other agreement with Franchisor or its other affiliates related to the Franchised Business, (ii) in the Manual, (iii) pursuant to Franchisor's Transaction Policy or any of Franchisor's other policies, whether or not written, which describe Franchisee's duties, obligations, conditions, covenants, or performance requirements, or (iv) in other written documentation, including, without limitation, the requirements and specifications concerning the (a) quality, services, and cleanliness of the Restaurant; (b) the products and services sold or provided at the Restaurant, or the operation of the Restaurant; and (c) any other operational and other performance requirements;

              14.3.D. Except as provided in Section 14.2.D hereof, if Franchisee fails, refuses, or neglects to obtain Franchisor's prior written approval or consent as required by this Agreement;

              14.3.E. If Franchisee misuses or makes any unauthorized use of the Proprietary Marks or otherwise materially impairs the goodwill associated therewith or Franchisor's rights therein;

              14.3.F. If Franchisee fails to construct and open the Restaurant within the time limits, and according to the requirements, as provided in
Section 5 of this Agreement;

              14.3.G. If Franchisee or the Operator, fails to complete, to Franchisor's satisfaction, the initial or any subsequent training program, as provided in Section 6.3. of this Agreement;

              14.3.H. If Franchisee engages in any business or markets any service or product under a name or mark which, in Franchisor's opinion, is confusingly similar to the Proprietary Marks;

                                                                       EXHIBIT C

              14.3.I. If Franchisee fails to implement or adhere to new or changed System requirements, fails to implement and offer new products and services as may be specified by Franchisor, or fails to undertake such actions as are necessary to implement such new or changed System requirements;

              14.3.J. If an approved transfer of an interest in Franchisee is not effected by Franchisee within a reasonable time, as required by Section 13 hereof; or

              14.3.K. If a final material judgment against Franchisee or any Guarantor remains unsatisfied or of record for thirty (30) days or longer (unless a supersedeas bond is filed).


15.      OBLIGATIONS UPON TERMINATION OR EXPIRATION
         ------------------------------------------

         Upon expiration of this Agreement or upon termination of Franchisee's rights hereunder, all rights granted hereunder to Franchisee shall forthwith terminate, and;

         15.1. Franchisee shall immediately cease to operate the Franchised Business, and shall not thereafter, directly or indirectly, represent to the public or hold itself out as a present or former franchisee of Franchisor.

         15.2. Franchisee shall immediately and permanently cease to use, in any manner whatsoever, any confidential methods, procedures and techniques associated with the System, the Proprietary Marks, "WENDY'S" and "WENDY'S OLD FASHIONED HAMBURGERS," and all other Proprietary Marks and distinctive forms, slogans, signs, symbols, and devices associated with the System. In particular, Franchisee shall cease to use, without limitation, all signs, advertising materials, displays, stationery, forms, and any other articles which display the Proprietary Marks.

         15.3. Franchisee shall take such action as may be necessary to cancel any of its assumed names or equivalent registrations which contain the Proprietary Marks "WENDY'S" and "WENDY'S OLD FASHIONED HAMBURGERS" or any other service mark or trademark of Franchisor, and Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within five (5) days after expiration of this Agreement, or termination of Franchisee's rights hereunder.

         15.4. Franchisee shall, at Franchisor's option, assign to Franchisor any interest which Franchisee has in any lease or sublease for the Restaurant or the Restaurant premises ("Premises") at fair market value (if the lease or sublease has a positive market value as further described in Section 15.4.B). In the event Franchisee owns the fee interest in the Restaurant or Premises, Franchisor shall also have the option to purchase Franchisee's fee interest in such Restaurant and/or Premises at fair market value. Franchisee shall immediately upon termination provide Franchisor with such information as may be necessary to enable Franchisor to evaluate such option. The terms of such option(s) shall be as follows:

              15.4.A. Franchisor shall provide Franchisee notice of its preliminary interest in exercising any of such options within thirty (30) days after expiration of this Agreement or termination of Franchisee's rights hereunder. Within sixty (60) days after the date of such notice, Franchisor and Franchisee shall each select one (1) appraiser and notify the other party of its designee. Each appraiser selected by the parties shall be instructed to meet with the other within thirty (30) days after selection

                                                                      EXHIBIT C
                                                                      =========

for the purpose of selecting a third appraiser to serve with them. If the two
(2) appraisers cannot agree on the selection of the third appraiser within forty-five (45) days after the selection of the last of them, then the president or chairman of the board of realtors of the county in which the Restaurant is located shall be requested to select the third appraiser. Each appraiser selected as described above must have received the M.A.I. designation and must be actively engaged in appraisal work in the county in which the Restaurant is located. The three (3) M.A.I. appraisers shall determine the "fair market value" of the lease, sublease, Restaurant or Premises and notify both the Franchisor and the Franchisee of the "fair market value" determined by them. If the three
(3) appraisers cannot collectively agree on the "fair market value" of the Restaurant or Premises, then the average of the two (2) closest of the three (3) values established by the three (3) appraisers shall be deemed the "fair market value";

                    15.4.B. For the purposes of this section, "fair market value" shall have the meaning customarily used by M.A.I. appraisers. In the case of a lease or sublease, however, the "fair market value" shall be equal to the amount by which the value of the lease or sublease (due to favorable rent structure or the location of the Premises) exceeds the value of other average, comparable leases or subleases for comparable premises in the immediate vicinity of the Restaurant;

                    15.4.C. If after the determination of "fair market value" as provided herein Franchisor wishes to actually exercise any of its options herein provided, Franchisor shall provide Franchisee notice of its intent to exercise such option(s) within thirty (30) days after the determination of "fair market value," and each party shall bear one half (1/2) of the cost of the appraisals. If Franchisor elects to exercise any option herein provided, it shall have the right to set off all amounts due from Franchisee, and one-half (1/2) of the cost of the appraisals, against any payment therefor. If Franchisor elects not to exercise its option as herein provided, Franchisor shall bear the cost of all of the appraisals; and

                    15.4.D. The closing of any assignment or purchase pursuant to this Section 15.4 shall take place no later than sixty (60) days after the determination of the "fair market value" as provided above. The interest assigned to or purchased by Franchisor must be free and clear of all liens, conditions and restrictions, and must be conveyed by documents reasonably satisfactory to Franchisor.

         15.5. In the event Franchisor does not elect to exercise its option to acquire the lease or sublease for the Restaurant and the Premises, or purchase the Premises, as provided for in Section 15.4, Franchisee shall make such modifications or alterations to the Premises operated hereunder (including, without limitation, the changing of the telephone number) immediately upon expiration of this Agreement or termination of Franchisee's rights hereunder as may be necessary to distinguish the appearance of said Premises from that of other restaurants under the System, and shall make such specific additional changes thereto as Franchisor may reasonably request for that purpose. In the event Franchisee fails or refuses to comply with the requirements of this
Section 15, Franchisor shall have the right to enter upon the Premises where Franchisee's Franchised Business was conducted, without being guilty of trespass or any other tort, for the purpose of making or causing to be made such changes as may be required, at the expense of Franchisee, which expense Franchisee agrees to pay upon demand.

         15.6. Franchisee agrees, in the event it continues to operate or subsequently begins to operate any other business, not to use any reproduction, counterfeit, copy, or colorable imitation of the Proprietary Marks, either in connection with such other business or the promotion thereof, which is likely to cause confusion, mistake, or deception, or which is likely to dilute Franchisor's rights in and

                                                                      EXHIBIT C
                                                                      =========

to the Proprietary Marks, and further agrees not to utilize any designation, description or representation which falsely suggests or represents an association or connection with Franchisor.

         15.7. Franchisee shall promptly pay all sums owing to Franchisor and its affiliates. In the event of termination of Franchisee's rights hereunder for any default of Franchisee, such sums shall include all damages, costs, and expenses, including reasonable attorneys' fees, incurred by Franchisor as a result of the default, which obligations shall give rise to and remain, until paid in full, a lien in favor of Franchisor against any and all of the personal property, furnishings, equipment, signs, fixtures, and inventory owned by Franchisee and on the premises operated hereunder at the time of default.

         15.8. Franchisee shall pay Franchisor all damages, costs, and expenses, including reasonable attorneys' fees, incurred by Franchisor subsequent to the expiration of this Agreement or termination of Franchisee's rights hereunder in obtaining injunctive or other relief for the enforcement of any provisions of this Section 15.

         15.9. Franchisee shall immediately deliver to Franchisor the Manual, and all other manuals, records, and instructions containing confidential information, all of which are acknowledged to be the property of the Franchisor.

         15.10. Franchisor shall have the option, to be exercised within thirty
(30) days after termination of Franchisee's rights hereunder, to purchase from Franchisee any or all of the furnishings, equipment, signs, fixtures, supplies, or inventory of Franchisee related to the operation of the Franchised Business, at Franchisee's cost or fair market value, whichever is less. If the parties cannot agree on a fair market value within a reasonable time, an independent appraiser shall be designated by Franchisor, and his determination shall be binding. If Franchisor elects to exercise any option to purchase herein provided, it shall have the right to set off all amounts due from Franchisee, and one-half (1/2) of the cost of the appraisal, if any, against any payment therefor.

         15.11. Franchisee shall comply with the covenants contained in
Section 16.3. of this Agreement.

16.      COVENANTS
         ---------

         16.1. Franchisee covenants that during the term of this Agreement except as otherwise approved in writing by Franchisor, Franchisee (or the approved Operator) shall devote full time and best efforts to the management and operation of the Franchised Business.

         16.2. Franchisee specifically acknowledges that, pursuant to this Agreement, Franchisee will receive valuable specialized training and confidential information, including, without limitation, information regarding the operational, sales, promotional, and marketing methods and techniques of Franchisor and the System. Franchisee covenants that, except as otherwise approved in writing by Franchisor, neither the Franchisee, nor any party controlling, controlled by or under common control with Franchisee, nor the Operator, nor any Owner, nor any Guarantor having a direct or indirect interest in or business association with the Franchisee or the Franchised Business shall, during the term of this Agreement, either directly or indirectly, for themselves, or in conjunction with any person, persons, partnership, or corporation:

                                                                       EXHIBIT C

         16.2.A. Divert or attempt to divert any business or customer of the Franchised Business or of any restaurant under the System to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with Franchisor's Proprietary Marks and the System;

         16.2.B. Own, maintain, advise, help, invest in, make loans to, operate, engage in, be employed by, have any interest in, participate in any capacity in, or be connected in any manner (by franchising or otherwise) with, any business which is, or is intended to be, either of the following:

              16.2.B.1. Any quick-service restaurant located within the Designated Market Area of the Restaurant, as defined by the Nielsen Ratings Service, or in the event that the Nielsen Ratings Service is no longer in the business of rating viewership of television advertising or otherwise materially alters its determination of Designated Market Area, then such comparable market area as defined by a replacement ratings service selected by Franchisor ("DMA"); or

              16.2.B.2. Any quick-service restaurant selling chicken sandwiches or hamburgers or products similar to Franchisor which is located within a three-mile radius of the Restaurant, or within a three-mile radius of any restaurant operating under the System.

         16.3. Franchisee covenants that, except as otherwise approved in writing by Franchisor, neither the Franchisee, nor any party controlling, controlled by or under common control with the Franchisee, nor the Operator, nor any Owner, nor any Guarantor having a direct or indirect interest in or business association with the Franchisee or the Franchised Business shall, for a continuous uninterrupted period commencing upon the expiration or termination of this Agreement, regardless of the cause for termination, and continuing for two
(2) years thereafter, either directly or indirectly, for themselves or in conjunction with any persons, partnership, or corporation, own, maintain, advise, help, invest in, make loans to, operate, engage in, be employed by, have any interest in, participate in any capacity in, or be connected in any manner (by franchising or otherwise) with, any business which is a quick service restaurant which offers chicken sandwiches, hamburgers or food similar to that offered for sale from the Restaurant, and is, or is intended to be, located within the DMA in which the Restaurant is located.

         16.4. Sections 16.2.B. and 16.3. hereof shall not apply to ownership by Franchisee of less than two percent (2%) beneficial interest in the outstanding equity securities of any publicly-held corporation. The term "publicly-held corporation" as used in this Agreement means a corporation with securities registered under the Securities Exchange Act of 1934.

         16.5. Franchisee agrees to take all reasonable steps and to use its best efforts to ensure that no person directly or indirectly involved in the operation, management or ownership of the Franchised Business or the Restaurant shall violate this Section 16. In addition, Franchisor may direct that Franchisee require and obtain execution of covenants similar to those set forth in this Section 16 (including covenants applicable upon the termination of a person's relationship with Franchisee) from any or all persons directly or indirectly involved in the operation, management or ownership of the Franchised Business or the Restaurant, and from any person described or identified in the second sentence of Section 16.2 of this Agreement. Every covenant required by this Section 16.5. shall be in a form satisfactory to Franchisor, including, without limitation, specific identification of Franchisor as a third-party beneficiary of such covenants with the independent right to enforce them. Failure by Franchisee to obtain execution of a covenant required by this Section
16.5. shall constitute a default under Section 14.2.E. hereof.

                                                                       EXHIBIT C

         16.6. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Section 16 is held unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed final decision to which Franchisor is a party, Franchisee expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Section 16.

         16.7. Franchisee understands and acknowledges that Franchisor shall have the right, in its sole discretion, to reduce the scope of any covenant set forth in Sections 16.2. and 16.3. in this Agreement, or any portion thereof, without Franchisee's consent, effective immediately upon receipt by Franchisee of written notice thereof; and Franchisee agrees that it shall comply forthwith with any covenant as so modified, which shall be fully enforceable notwithstanding the provisions of Section 23 hereof.

         16.8. Franchisee expressly agrees that the existence of any claims it may have against Franchisor, whether or not arising from this Agreement, shall not constitute a defense to the enforcement by Franchisor of the covenants in this Section 16. Franchisee agrees to pay all costs and expenses (including reasonable attorneys' fees) incurred by Franchisor in connection with the enforcement of this Section 16.

         16.9. Franchisee acknowledges that Franchisee's violation of the terms of this Section 16 would result in irreparable injury to Franchisor for which no adequate remedy at law may be available, and Franchisee accordingly consents to the issuance of an injunction prohibiting any conduct by Franchisee in violation of the terms of this Section 16.

17.      CORPORATE AND PARTNERSHIP FRANCHISEES
         -------------------------------------

         17.1. A Franchisee or Owner which is a corporation shall comply with the following requirements throughout the term of the Agreement unless otherwise approved in writing by Franchisor:

              17.1.A. Franchisee's charter shall at all times provide that its activities are confined exclusively to operating Wendy's Old Fashioned Hamburgers restaurants;

              17.1.B. Franchisee shall promptly furnish to Franchisor copies of Franchisee's Articles of Incorporation, Bylaws, any other documents Franchisor may reasonably request, and any and all amendments thereto, including the resolution of the Board of Directors authorizing entry into this Agreement;

              17.1.C. Exhibit A shall at all times contain the names and show the direct or indirect interest of each Owner in the Franchisee throughout the term of this Agreement. Each Owner at the time of execution of this Agreement shall have executed an agreement to be bound by the provisions of Section 9,
Section 13 and Section 16 and each new Owner shall execute such an agreement;

              17.1.D. Franchisee shall maintain stop-transfer instructions against the transfer on its records of any equity securities; and shall issue no securities upon the face of which the following printed legend does not legibly and conspicuously appear:

                                                                       EXHIBIT C

              The transfer of ownership of shares represented by this Certificate is subject to the terms and conditions of a Franchise Agreement with Wendy's International, Inc. dated _________________, 19__. Reference is made to the provisions of the said Franchise Agreement and to the Articles and Bylaws of this Corporation.

              17.1.E. The requirements of Section 17.1.D shall not apply to a publicly-held corporation. If Franchisee is a corporation with securities registered under the Securities and Exchange Commission Act of 1934, Franchisee shall furnish to Franchisor copies of all communications sent to the Owners of Franchisee.

         17.2. A Franchisee or Owner which is a partnership or other business entity shall comply with the following requirements throughout the term of this Agreement unless otherwise approved in writing by Franchisor:

              17.2.A. Franchisee's partnership agreement or other governing agreement shall at all times provide that its activities are confined exclusively to operating Wendy's Old Fashioned Hamburgers restaurants;

              17.2.B. Franchisee shall promptly furnish to Franchisor its partnership agreement or other governing agreement and any other documents which Franchisor may reasonably request and any and all amendments thereto;

              17.2.C. Exhibit A shall at all times contain the names and show the direct or indirect interest of each Owner throughout the term of this Agreement. Each Owner at the time of execution of this Agreement shall have executed an agreement to be bound by the provisions of Section 9, Section 13 and
Section 16 and each new Owner shall also execute such an agreement;

              17.2.D. The partnership agreement or other governing agreement shall contain a restriction on the transfer of any ownership interest without the prior written consent of Franchisor and waiver of its right of first refusal; and

              17.2.E. The requirements of Section 17.2.D shall not apply to a partnership registered under the Securities and Exchange Commission Act of 1934 and otherwise approved by Franchisor. If Franchisee is a limited partnership with securities registered under the Securities Exchange Act of 1934, Franchisee shall furnish to Franchisor copies of all communications sent to the limited partners of Franchisee.

18.      TAXES, PERMITS, AND INDEBTEDNESS
         --------------------------------

         18.1. Franchisee shall promptly pay when due all taxes levied or assessed, including, without limitation, unemployment and sales taxes, and all accounts and other indebtedness of every kind incurred by Franchisee in conducting the Franchised Business. Franchisee shall pay Franchisor an amount equal to any sales tax, gross receipts tax, or similar tax (other than income tax) imposed on Franchisor with respect to any payments to Franchisor or WNAP required under this Agreement, unless the tax is credited against income tax otherwise payable by Franchisor or WNAP.

                                                                       EXHIBIT C

         18.2. In the event of any bona fide dispute as to Franchisee's liability for taxes assessed or other indebtedness, Franchisee may contest the validity or the amount of the tax or indebtedness in accordance with procedures of the taxing authority or applicable law; however, in no event shall Franchisee permit a tax sale or seizure by levy of execution or similar writ or warrant, or attachment by a creditor, to occur against the premises of the Franchised Business, or any improvements thereon.

         18.3. Franchisee shall comply with all federal, state, and local laws, rules, and regulations, and shall timely obtain any and all permits, certificates, or licenses necessary for the full and proper conduct of the Franchised Business, including, without limitation, licenses to do business, health certificates, fictitious name registrations, sales tax permits, and fire clearances.

         18.4. Franchisee shall notify Franchisor in writing within five (5) days of the commencement of any action, suit, or proceeding, and of the issuance of any citation, order, writ, injunction, award, or decree of any court, agency, or other governmental instrumentality, which may adversely affect the operation or financial condition of the Franchised Business.

19.      INDEPENDENT CONTRACTOR AND INDEMNIFICATION
         ------------------------------------------

         19.1. It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, that Franchisee shall be an independent contractor, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever. As an independent contractor, Franchisee shall be responsible for the hiring of employees and the working conditions of employees in the Restaurant, the payment of all business expenses and taxes and all purchasing decisions (subject to Franchisor's quality control standards and approval as set forth in this Agreement and the Manual).

         19.2. During the term of this Agreement and any extensions hereof, Franchisee shall hold itself out to the public as an independent contractor operating the business pursuant to a franchise from Franchisor. Franchisee agrees to take such action as may be necessary to do so, including, without limitation, exhibiting a notice of that fact in a conspicuous place in the Restaurant, the content of which Franchisor reserves the right to specify.

         19.3. It is understood and agreed that nothing in this Agreement authorizes Franchisee to make any contract, agreement, warranty, or representation on Franchisor's behalf, or to incur any debt or other obligation in Franchisor's name; and that Franchisor shall in no event assume liability for, or be deemed liable as a result of, any such action; nor shall Franchisor be liable by reason of any act or omission of Franchisee in its conduct of the Franchised Business or for any claim or judgment arising therefrom against Franchisee or Franchisor.

         19.4. Franchisee shall indemnify and hold Franchisor, and Franchisor's officers, directors, and employees harmless against any and all claims arising directly or indirectly from, as a result of, or in connection with Franchisee's operation of the Franchised Business, as well as the costs, including attorneys' fees, of defending against them.

                                                                       EXHIBIT C

20.      NON-BINDING MEDIATION
         ---------------------

         20.1. All controversies, disputes and claims between Franchisor, its affiliates, subsidiaries, and their shareholders, officers, directors and agents (collectively the "Franchisor Entities"), or any of them, on the one hand, and Franchisee, its affiliates, subsidiaries, Guarantors, Owners, partners, officers, directors and agents, or any of them, on the other hand, arising out of or related to this Agreement, the Restaurant or the Franchised Business shall be subject to non-binding mediation pursuant to the terms of this Section 20. Except as specified in Section 20.5, no litigation may be commenced between such parties prior to the mediation termination date, as defined in Section 20.4, on any claim which is subject to non-binding mediation hereunder, whether or not the mediation has been commenced. The commencement or pendency of litigation shall not stay non-binding mediation required hereunder, and non-binding mediation required hereunder shall not stay any litigation commenced in conformity with Section 20.5. Mediation under this Section 20 is not intended to alter or suspend the rights or obligations of the parties under this Agreement or to determine the validity or effect of any provision of this Agreement, but is intended to provide the parties with an opportunity to amicably and expeditiously resolve disputes in a cost-effective manner on mutually acceptable terms and conditions.

         20.2. The non-binding mediation provided for hereunder shall be commenced by the party demanding mediation (the "complainant") by giving written notice of the demand for mediation (the "demand") to the party with whom mediation is sought (the "respondent"). The demand shall specify with reasonable particularity the matter or matters on which non-binding mediation is being sought. A copy of the demand shall be given by the complainant simultaneously to Franchisor if Franchisor is not a complainant or a respondent.

         20.3. Non-binding mediation hereunder shall be conducted by a mediator or mediation program designated by Franchisor in writing (the "designation"), or by such mediator as complainant and respondent may otherwise agree to. Franchisor shall send the designation to complainant and respondent within a reasonable time after its receipt of the demand.

         20.4. Non-binding mediation hereunder shall be concluded within sixty days of the giving of the demand or such longer period as may be mutually agreed to in writing by the parties to the mediation (the "mediation termination date"). All aspects of the mediation process shall be treated as confidential, shall not be disclosed to others, and shall not be offered or admissible in any other proceeding or legal action whatever. Complainant and respondent shall each bear its own costs of mediation, and each shall bear one-half the cost of the mediator and mediation service.

         20.5. If Franchisee is more than forty-five (45) days past due in any of its payments to any of the Franchisor Entities, none of the Franchisor Entities shall be required to seek or to participate in mediation of any matter or dispute under this Section 20 (although they reserve the right to require mediation), and any of the Franchisor Entities shall be free to commence or to pursue litigation at any time. None of the Franchisor Entities shall be required to seek or to participate in mediation of any matter or dispute relating to the indemnification or insurance provisions of this Agreement (although they reserve the right to require mediation). Nothing in this Section 20 shall prevent any party from instituting or pursuing litigation at any time to preserve the status quo, protect the Proprietary Marks, protect the health or safety of the public, or avoid irreparable harm.

                                                                       EXHIBIT C

21.      APPROVALS AND WAIVERS
         ---------------------

         21.1. Whenever this Agreement requires the prior approval or consent of Franchisor, Franchisee shall make a timely written request to Franchisor therefor, and such approval or consent must be obtained in writing.

         21.2. Franchisor makes no warranties or guarantees upon which Franchisee may rely, and assumes no liability or obligation to Franchisee, by providing any waiver, approval, consent, or suggestion to Franchisee in connection with this Agreement, or by reason of any neglect, delay, or denial of any request therefor.

         21.3. No delay, waiver, omission, or forbearance on the part of Franchisor to exercise any right, option, duty, or power arising out of any breach or default by Franchisee under any of the terms, provisions, covenants, or conditions hereof, shall constitute a waiver by Franchisor to enforce any such right, option, duty, or power as against Franchisee, or as to subsequent breach or default by Franchisee. Subsequent acceptance by Franchisor of any payments due to it hereunder shall not be deemed to be a waiver by Franchisor of any preceding breach by Franchisee of any terms, provisions, covenants, or conditions of this Agreement.

22.      NOTICES
         -------

         Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered, sent by certified, registered mail, or by other means, including any recognized overnight delivery service, which afford the sender evidence of delivery or of attempted delivery, to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other party:

Notices to Franchisor:                 Wendy's International, Inc.
---------------------                 4288 West Dublin-Granville Road
                                       Dublin, OH  43017
                                       Attention: Franchise Legal Department

Notices to Franchisee:                 _____________________________________
----------------------                 _____________________________________
                                       _____________________________________
                                       _____________________________________

Any notice by a means which affords the sender evidence of delivery, or attempted delivery, shall be deemed to have been given at the date and time of mailing or sending of such notice.

23.      ENTIRE AGREEMENT
         ----------------

         This Agreement and the documents referred to herein constitute the entire, full, and complete Agreement between Franchisor and Franchisee concerning the subject matter hereof, and supersede all prior agreements, no other representations having induced Franchisee to execute this Agreement. Except for those permitted to be made unilaterally by Franchisor hereunder, no amendment, change, or variance from this Agreement shall be binding on either party unless mutually agreed to by the parties and executed by their authorized officers or agents in writing.

                                                                       EXHIBIT C

24.      SEVERABILITY AND CONSTRUCTION
         -----------------------------

         24.1. Except as expressly provided to the contrary herein, each portion, section, part, term, or provision of this Agreement shall be considered severable; and if, for any reason, any section, part, term, or provision herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by a court or agency having valid jurisdiction, such shall not impair the operation of, or have any other effect upon, such other portions, sections, parts, terms, or provisions of this Agreement as may remain otherwise intelligible; and the latter shall continue to be given full force and effect and bind the parties hereto; and said invalid portions, sections, parts, terms, or provisions shall be deemed not to be a part of this Agreement.

         24.2. Except as expressly provided to the contrary herein, nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any person or legal entity other than Franchisee, Franchisor, Franchisor's officers, directors, and employees, and such of Franchisee's and Franchisor's respective successors and assigns as may be contemplated (and, as to Franchisee, permitted) by Section 13 hereof.

         24.3. Franchisee expressly agrees to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions hereof any portion or portions which a court may hold to be unenforceable in a final decision to which Franchisor is a party, or from reducing the scope of any promise or covenant to the extent required to comply with such a court order.

         24.4. For purposes of this Agreement, an "affiliate" of any party to this Agreement means any person, corporation, partnership, or other business entity that directly, or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such party, and, with respect to Franchisor, the term "affiliate" shall also include, without limitation, WNAP, and any advertising cooperative operating under the System.

         24.5. All captions in this Agreement are intended solely for the convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

25.      JOINT AND SEVERAL OBLIGATION
         ----------------------------

         25.1 If more than one person or entity is a named Franchisee under this Agreement, such persons' liability under this Agreement shall be deemed to be joint and several and all references in the Agreement to "Franchisee" shall include all Franchisees individually and collectively.

         25.2 Franchisor may require certain parties (the "Guarantors") to guarantee all obligations of Franchisee by executing a Guaranty in the form attached hereto as Exhibit B ("Guaranty"). In the event of the death of any Guarantor, Franchisor may require replacement guarantees sufficient to provide Franchisor with the same protection as it had originally bargained for.

                                                                       EXHIBIT C

26.      APPLICABLE LAW
         --------------

         26.1. This Agreement takes effect upon its acceptance and execution by Franchisor in Ohio, and shall be interpreted and construed under the laws of the State of Ohio. In the event of any conflict of law, the laws of Ohio shall prevail, without regard to, and without giving effect to, the application of Ohio conflict of law rules. If, however, any provision of this Agreement would not be enforceable under the laws of Ohio, and if the Restaurant is located outside of Ohio and such provision would be enforceable under the laws of the state in which the Restaurant is located, then such provision shall be interpreted and construed under the laws of that state. Nothing in this Section
26.1. is intended by the parties to subject this Agreement to any franchise or similar law, rule, or regulation of the State of Ohio or of any other state to which it would not otherwise be subject.

         26.2. Section 20 of this Agreement provides for non-binding mediation of certain disputes between the parties hereto. Subject to Section 20, Franchisee and any Guarantor may pursue any claim they may assert against any of the Franchisor Entities in an individual action, which shall not be joined or combined in any manner with any action or claim of any other franchisee against any of the Franchisor Entities. Neither Franchisee nor any Guarantor will join together with any other franchisee of Franchisor in bringing any litigation against any of the Franchisor Entities; nor will Franchisee or any Guarantor maintain any claim against any of the Franchisor Entities in a class action, whether as a representative or as a member of a class or purported class; nor will Franchisee or any Guarantor seek to consolidate, or consent to the consolidation of, all or any part of any litigation by either of them against any of the Franchisor Entities with any other litigation against any of the Franchisor Entities. Any action brought by Franchisee or any Guarantor against any of the Franchisor Entities in any court, whether federal or state, shall be brought only within the state and judicial district in which Franchisor has its principal place of business. Any action brought by any of the Franchisor Entities against Franchisee or any Guarantor in any court, whether federal or state, may be brought within the state and judicial district in which Franchisor has its principal place of business. Franchisee and any Guarantor hereby waive all questions of personal jurisdiction or venue for the purpose of carrying out this provision.

         26.3. No right or remedy conferred upon or reserved to Franchisor or Franchisee by this Agreement is intended to be, nor shall be deemed, exclusive of any other right or remedy herein or by law or equity provided or permitted, but each shall be cumulative of every other right or remedy.

         26.4. Franchisor, Franchisee and any Guarantor irrevocably waive trial by jury in any action, proceeding, or counterclaim, whether at law or in equity, brought by Franchisor against Franchisee or Guarantor on the one hand, or by Franchisee or Guarantor against any of the Franchisor Entities on the other hand, whether or not there are other parties in such action or proceeding. Any and all claims and actions arising out of or relating to this Agreement, the relationship of Franchisee and Franchisor, or Franchisee's operation of the Restaurant, brought by Franchisor against Franchisee or Guarantor on the one hand, or by Franchisee or Guarantor against any of the Franchisor Entities on the other hand, shall be commenced within two (2) years from the occurrence of the facts giving rise to such claim or action, or such claim or action shall be barred.

         26.5. Franchisor, Franchisee, and any Guarantor hereby waive to the fullest extent permitted by law any right to or claim of any punitive or exemplary damages against the other and agree that in the event of a dispute between them each shall be limited to the recovery of any actual damages sustained by it.

                                                                       EXHIBIT C

         26.6. Nothing herein contained shall bar Franchisor's right to obtain injunctive relief against threatened conduct that will cause it loss or damages, under the usual equity rules, including the applicable rules for obtaining restraining orders and preliminary injunctions.

27.      ACKNOWLEDGMENTS
         ---------------

         27.1. Franchisee acknowledges that it has conducted an independent investigation of the business franchised hereunder, recognizes that the business venture contemplated by this Agreement involves business risks, and that its success will be largely dependent upon the ability of Franchisee and if a corporation, partnership, or other business entity, its Owners as independent business persons. Franchisor expressly disclaims the making of, and Franchisee acknowledges that it has not received, any warranty, guarantee or representation, express or implied, as to the potential volume, profits, or success of the business venture contemplated by this Agreement.

         27.2. Franchisee acknowledges that it received a copy of the complete Wendy's International, Inc. Unit Franchise Agreement, the Exhibit(s) thereto, and agreements relating thereto, if any, at least five (5) business days prior to the date on which this Agreement was executed or any initial franchise fee paid. Franchisee further acknowledges that it received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) business days prior to the date on which this Agreement was executed or any initial franchise fee paid.

         27.3. Franchisee acknowledges that it has read and understood this Agreement, the attachment(s) hereto, and agreements relating thereto, if any, and that Franchisor has accorded Franchisee ample time and opportunity to consult with advisors of Franchisee's own choosing about the potential benefits and risks of entering into this Agreement. Franchisor encourages Franchisee to obtain independent professional assistance (both legal and financial) in connection with its review of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement which shall be effective on the date of Wendy's execution as set forth above.

WITNESS:                                 WENDY'S INTERNATIONAL, INC.
                                         -------------------------------------
                                         Franchisor

________________________________         By:__________________________________
                                         Name:________________________________
                                         Title:_______________________________


WITNESS:                                 _____________________________________
                                         Franchisee

________________________________         By:__________________________________
                                         Name:________________________________
                                         Title:_______________________________
                                         Date:________________________________

                                                                       EXHIBIT C

                                    EXHIBIT A
                            OWNERSHIP ACKNOWLEDGMENT
                            ------------------------

         Franchisee hereby acknowledges that a partnership, joint venture, corporation, or other business entity ("Business Association") is included as a Franchisee or Guarantor as defined in the Wendy's Unit Franchise Agreement to which this Ownership Acknowledgment is attached. As a material part of the Wendy's Unit Franchise Agreement, Franchisee hereby warrants, acknowledges and represents that the information set out below is complete and accurate, and Franchisee agrees that any change in the structure of the Business Association(s) shall be in accordance with the terms and conditions of the Wendy's Unit Franchise Agreement.

         (A) The following list includes the names of each person who owns a voting or equity interest in ______________________________ (a Franchisee or Guarantor), and the percentage of the total authorized shares or interest which each person owns in that Business Association, showing a total of 100%. If more than one Business Association is a Franchisee or Guarantor, the Supplemental Ownership Acknowledgment on the back of this page has been used to set out that ownership.

                 NAME                 PERCENTAGE OF VOTING                 PERCENTAGE OF EQUITY
                                         INTEREST OWNED                       INTEREST OWNED
                                                                    (IF DIFFERENT FROM VOTING INTEREST)


         (B) If any of the owners of the Franchisee or Guarantor [as listed in
(A) above] are also Business Associations, the following list includes the name of each person who owns a voting or equity interest in ______________________________ ______________________ (an owner of the
Franchisee or Guarantor) and the percentage of the total authorized shares or interest which each person owns in that Business Association, showing a total of 100%. If more than one Business Association is an owner of the Franchisee or Guarantor, the Supplemental Ownership Acknowledgment on the back of this page has been used to set out that ownership.

                 NAME                 PERCENTAGE OF VOTING                 PERCENTAGE OF EQUITY
                                         INTEREST OWNED                       INTEREST OWNED
                                                                    (IF DIFFERENT FROM VOTING INTEREST)

                                                        FRANCHISEE

                                                        -----------------------

                                                        -----------------------

                                                                       EXHIBIT C
                                    EXHIBIT A
                      SUPPLEMENTAL OWNERSHIP ACKNOWLEDGMENT
                      -------------------------------------
                                       FOR
                                       ---

                      ------------------------------------

A.                    NAME            PERCENTAGE OF                    PERCENTAGE OF EQUITY
                                         VOTING                           INTEREST OWNED
                                     INTEREST OWNED            (IF DIFFERENT FROM VOTING INTEREST)



B.                    NAME            PERCENTAGE OF                    PERCENTAGE OF EQUITY
                                         VOTING                           INTEREST OWNED
                                     INTEREST OWNED            (IF DIFFERENT FROM VOTING INTEREST)


                                                                       EXHIBIT C

                                    EXHIBIT B
                                    GUARANTY
                                    ========

         As an inducement for and in consideration of the granting of franchise and Licensed Rights for the Wendy's Old Fashioned Hamburgers Restaurants to be located at _________________________________________________ to
______________________ _____________________ (hereinafter "Franchisee") pursuant to the terms and conditions of the _______________ Franchise Agreements dated ______________________ (hereinafter the "Franchise Agreement"),
______________________________ (hereinafter "Guarantors") hereby jointly and severally unconditionally guarantee all of the obligations, terms and conditions of the Franchise Agreements on behalf of Franchisee under the Franchise Agreement. Guarantors hereby further agree to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys fees and legal expenses, paid or incurred by Wendy's International, Inc. or its subsidiaries (collectively, "Wendy's") in endeavoring to enforce, or of prosecuting any action with respect to, any of the terms and conditions of the Franchise Agreements, any promissory note, agreement, document or instrument entered into by Franchisee and delivered to Wendy's, and pertaining to the Franchise Agreement as defined herein.

         Guarantors hereunder are either financially interested in Franchisee or will receive other benefits as the result of the Guarantors' promise herein.

         Guarantors agree that in the event of a breach of any promise or obligation under the Franchise Agreements by Franchisee, Guarantors shall perform as if Guarantors were personally and fully liable thereon. Such guarantee shall continue until and unless Wendy's has, in writing, specifically released Guarantors from such guarantee. In the event of the death, incapacity, bankruptcy, dissolution or insolvency of Guarantors, or any of them, or if Guarantors (or any of them) dispose of all or substantially all of their assets, then, in addition to any other rights and remedies, Wendy's reserves the right to require a replacement guarantor(s) (i) with a net worth comparable to the net worth of Guarantors on the date of execution of this Guaranty, (ii) who executes Wendy's then-current Guaranty; and (iii) who is otherwise acceptable to Wendy's.

         The Guarantors independently agree to be bound by and comply with the provisions, covenants and requirements contained in Sections 9, 13, 16, 20 and 26 of the Franchise Agreements.

         Except as otherwise provided herein, this Guaranty shall be a continuing, absolute and unconditional Guaranty, irrespective of (i) the absence of any attempt by Wendy's to enforce the provisions of the Franchise Agreements as to Franchisee, or (ii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The obligations of Guarantors hereunder are independent of the obligations of Franchisee under the Franchise Agreements, and separate action or actions may be brought and prosecuted against Guarantors, whether action is brought against Franchisee or whether Franchisee, its successors or assigns are joined in any such action or actions. Guarantors hereby waive any right to

                                                                       EXHIBIT C

require Wendy's to: (i) proceed against Franchisee, (ii) proceed against or exhaust any security from Franchisee or (iii) pursue any remedy in Wendy's power whatsoever.

         The Guarantors further agree that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time the payment of Franchisee's obligations, or any part thereof, to Wendy's, or fulfillment of any other term or condition under the Franchise Agreements is rescinded or must otherwise be returned or undone by Wendy's upon the insolvency, bankruptcy or reorganization of Franchisee or otherwise, all as though such payment to Wendy's had not been made.

         Wendy's is hereby authorized, without notice or demand and without affecting the liability of Guarantors hereunder, to, from time to time, (i) change, modify or otherwise amend the provisions of the Franchise Agreements,
(ii) change, modify or otherwise amend the terms of any promissory note, or other agreement, document or instrument pertaining to the Franchise Agreements and now or hereafter entered into by Franchisee and delivered to Wendy's, (iii) accept partial payment, or partial performance by Franchisee under the Franchise Agreements, or under any promissory note, other agreement, document or instrument pertaining to the Franchise Agreements and now or hereafter entered into by Franchisee and delivered to Wendy's; and (iv) settle, release, waive, compromise, extend, collect or otherwise liquidate part or all of the obligations due Wendy's under the Franchise Agreements or under any other agreement, document, promissory note or instrument pertaining thereto, all without affecting or impairing the obligations of Guarantors hereunder.

         Guarantors agree that notice to the Franchisee will constitute notice to Guarantors.

         Guarantors hereby waive any benefit of, and any right to participate in, any security or collateral given to Wendy's to secure payment of any obligations due Wendy's under the Franchise Agreements, or any other liability of Franchisee to Wendy's. Guarantors further agree that any and all claims of Guarantors against Franchisee, any indorser or any other guarantor of all or any part of any obligations under the Franchise Agreements, or against any of their respective properties, whether arising by reason of any payment by Guarantors to Wendy's pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all obligations under the Franchise Agreements, all reasonable costs of collection (including reasonable attorneys' fees and legal expenses) and any other liabilities or obligations owing to Wendy's by Franchisee, which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Wendy's. Guarantors also waive all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty. Guarantors further waive all notices of the existence, creation or incurring of new or additional indebtedness, arising either from loans extended to Franchisee or otherwise, and also waives all notices that the obligations under the Franchise Agreements, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of any loan indebtedness is due, notices of any and all proceedings to collect from the makers, any indorser or any other guarantor of all or any part of any other indebtedness, or from anyone else, and, to the extent

                                                                       EXHIBIT C


permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Wendy's to secure payment of the obligations under the Franchise Agreements, or any other indebtedness.

         No delay on the part of Wendy's in the exercise of any right or remedy under the Franchise Agreements shall operate as a waiver thereof, and no single or partial exercise by Wendy's of any right or remedy under the Franchise Agreements shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Wendy's, except as expressly set forth in a writing duly signed and delivered on Wendy's behalf by an authorized officer or agent of Wendy's. Wendy's failure at any time or times hereafter to require strict performance by Franchisee, its successors and assigns, or Guarantors of any of the terms and conditions contained in the Franchise Agreements, any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by Franchisee and delivered to Wendy's relative to the Restaurants which are the subject of the Franchise Agreements as defined herein shall not waive, affect or diminish any right of Wendy's at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Wendy's, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Wendy's and directed to Franchisee, specifying such waiver. No waiver by Wendy's of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Wendy's permitted hereunder shall in any way affect or impair Wendy's rights or the obligations of Guarantors under this Guaranty.

         This Guaranty shall be binding upon Guarantors and upon the successors and assigns, heirs and legal representatives of Guarantors and shall inure to the benefit of Wendy's and its successors and assigns. If any of Guarantors are a corporation, partnership or other business entity (referred to in this paragraph as the "Business Association Guarantors"), such Business Association Guarantors represent that they have accurately completed the Ownership Acknowledgment attached as Exhibit A to the Wendy's Unit Franchise Agreement. The Business Association Guarantors also agree that without the prior written consent of Wendy's, there shall be no sale, resale, pledge, assignment, transfer or encumbrance of any voting stock of, or other ownership interest in, the Business Association Guarantors, which would, alone or together with other related, previous, simultaneous or proposed transfers, result in a change of "control" of the Business Association Guarantors within the meaning of the Securities Exchange Act of 1934 and the regulations thereunder. If the Business Association Guarantors request but Wendy's does not grant such consent, then the Business Association Guarantors may propose a replacement guarantor(s), which replacement guarantor(s) must (i) have a net worth comparable to the net worth of the Business Association Guarantors on the date of execution of this Guaranty, (ii) execute Wendy's then-current Guaranty, and (iii) be otherwise acceptable to Wendy's. All references herein to Franchisee shall be deemed to include its successors and assigns, including, without limitation, a receiver, trustee or debtor in possession of or for Franchisee. All references to the singular shall be deemed to include the plural where the context so requires.

                                                                       EXHIBIT C

         This Guaranty has been delivered and accepted at and shall be deemed to have been made at Columbus, Ohio. This guaranty shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the local laws of the State of Ohio. Guarantors consent to the personal jurisdiction of the courts of the State of Ohio and the federal courts located in Ohio so that Wendy's may sue Guarantors in Ohio to enforce this agreement. The Guarantors agree not to claim that Ohio is an inconvenient place for trial. At Wendy's option, the venue (location) of any suit to enforce this agreement may be in Franklin County, Ohio.

         Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantors this ____ day of __________________, 19___.



                                     ------------------------------------------

                                     ADDRESS:
                                             ----------------------------------

                                     ------------------------------------------
                                     ADDRESS:

                                             ----------------------------------

                                    EXHIBIT D

                                 DODGSON/WEIGEL
                             SUMMARY OF OBLIGATIONS
                              AS OF APRIL 25, 1997

                      19          232       746       747         983       1011       1695       1844      2020       TOTALS
Royalty (3/97)     54,029.84    9,285.36  3,909.16   3,073.60   4,307.32  3,548.00   1,031.44   2,764.64  3,339.28   85,288.64

WNAP (3/97)        33,768.68    5,803.36  2,443.23   1,921.00   2,692.08  2,217.50     644.65   1,727.90  2,087.05   53,305.45

Gift Certificates  (1,168.00)                                                                                        (1,168.00)

TOTALS             86,630.52   15,088.72  6,352.39   4,994.60   6,999.40  5,765.50   1,676.09   4,492.54  5,426.33  137,426.09

                                    GUARANTY
                                    ========

         As an inducement for and in consideration of the granting of Wendy's consent to the transfer of certain interests related to the New Unit Franchise Agreements ("FRANCHISE AGREEMENTS") for the Wendy's Old Fashioned Hamburgers Restaurants as referenced on the attached Exhibit A (the "RESTAURANTS") and with respect to WENDY'S OF WEST MICHIGAN LIMITED PARTNERSHIP (the "FRANCHISEE"), ROBERT E. SCHERMER, JR., CHRISTOPHER B. HEWETT, MHG FOOD SERVICE INC., MCC FOOD SERVICE INC., AND MERITAGE CAPITAL CORP. (hereinafter collectively referred to as "GUARANTORS") hereby jointly and severally unconditionally guarantee all of the obligations, terms and conditions of the Franchise Agreements on behalf of Franchisee. Guarantors hereby further agree to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys fees and legal expenses, paid or incurred by Wendy's International, Inc. or its subsidiaries (collectively, "WENDY'S") in endeavoring to enforce, or of prosecuting any action with respect to, any of the terms and conditions of the Franchise Agreements, any promissory note, agreement, document or instrument entered into by Franchisee and delivered to Wendy's, and pertaining to the Franchise Agreements as defined herein.

         Guarantors hereunder are either financially interested in Franchisee or will receive other benefits as the result of the Guarantors' promise herein.

         Guarantors agree that in the event of a breach of any promise or obligation under the Franchise Agreements by Franchisee, Guarantors shall perform as if Guarantors were personally and fully liable thereon. Such guarantee shall continue until and unless Wendy's has, in writing, specifically released Guarantors from such guarantee. In the event of the death, incapacity, bankruptcy, dissolution or insolvency of Guarantors, or any of them, or if Guarantors (or any of them) dispose of all or substantially all of their assets, then, in addition to any other rights and remedies, Wendy's reserves the right to require a replacement guarantor(s) (i) with a net worth comparable to the net worth of Guarantors on the date of execution of this Guaranty, (ii) who executes Wendy's then-current Guaranty; and (iii) who is otherwise acceptable to Wendy's.

         Without limitation, the Guarantors independently agree to be bound by and comply with the provisions, covenants and requirements contained in Sections 9, 13, 16, 20 and 26 of the Franchise Agreements, as well as any warranty, representation or agreement of Guarantors set forth in the Consent Agreement to be executed contemporaneously herewith (the "CONSENT AGREEMENT").

         Except as otherwise provided herein, this Guaranty shall be a continuing, absolute and unconditional Guaranty, irrespective of (i) the absence of any attempt by Wendy's to enforce the provisions of the Franchise Agreements as to Franchisee, or (ii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The obligations of Guarantors hereunder are independent of the obligations of Franchisee under the Franchise Agreements, and separate action or actions may be brought and prosecuted against

Guarantors, whether action is brought against Franchisee or whether Franchisee, its successors or assigns are joined in any such action or actions. Guarantors hereby waive any right to require Wendy's to: (i) proceed against Franchisee,
(ii) proceed against or exhaust any security from Franchisee or (iii) pursue any remedy in Wendy's power whatsoever.

         The Guarantors further agree that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time the payment of Franchisee's obligations, or any part thereof, to Wendy's, or fulfillment of any other term or condition under the Franchise Agreements is rescinded or must otherwise be returned or undone by Wendy's upon the insolvency, bankruptcy or reorganization of Franchisee or otherwise, all as though such payment to Wendy's had not been made.

         Wendy's is hereby authorized, without notice or demand and without affecting the liability of Guarantors hereunder, to, from time to time, (i) change, modify or otherwise amend the provisions of the Franchise Agreements,
(ii) change, modify or otherwise amend the terms of any promissory note, or other agreement, document or instrument pertaining to the Franchise Agreements and now or hereafter entered into by Franchisee and delivered to Wendy's, (iii) accept partial payment, or partial performance by Franchisee under the Franchise Agreements, or under any promissory note, other agreement, document or instrument pertaining to the Franchise Agreements and now or hereafter entered into by Franchisee and delivered to Wendy's; and (iv) settle, release, waive, compromise, extend, collect or otherwise liquidate part or all of the obligations due Wendy's under the Franchise Agreements or under any other agreement, document, promissory note or instrument pertaining thereto, all without affecting or impairing the obligations of Guarantors hereunder.

         Guarantors agree that notice to the Franchisee will constitute notice to Guarantors.

         Guarantors hereby waive any benefit of, and any right to participate in, any security or collateral given to Wendy's to secure payment of any obligations due Wendy's under the Franchise Agreements, or any other liability of Franchisee to Wendy's. Guarantors further agree that any and all claims of Guarantors against Franchisee, any indorser or any other guarantor of all or any part of any obligations under the Franchise Agreements, or against any of their respective properties, whether arising by reason of any payment by Guarantors to Wendy's pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all obligations under the Franchise Agreements, all reasonable costs of collection (including reasonable attorneys' fees and legal expenses) and any other liabilities or obligations owing to Wendy's by Franchisee, which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Wendy's. Guarantors also waive all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty. Guarantors further waive all notices of the existence, creation or incurring of new or additional indebtedness, arising either from loans extended to Franchisee or otherwise, and also waives all notices that the obligations under the Franchise Agreements, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of any loan indebtedness is due, notices of any and all proceedings to collect from the makers, any indorser or any other guarantor of all or any part of any other indebtedness, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Wendy's to secure payment of the obligations under the Franchise Agreements, or any other indebtedness.

         No delay on the part of Wendy's in the exercise of any right or remedy under the Franchise Agreements shall operate as a waiver thereof, and no single or partial exercise by Wendy's of any right or remedy under the Franchise Agreements shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Wendy's, except as expressly set forth in a writing duly signed and delivered on Wendy's behalf by an authorized officer or agent of Wendy's. Wendy's failure at any time or times hereafter to require strict performance by Franchisee, its successors and assigns, or Guarantors of any of the terms and conditions contained in the Franchise Agreements, any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by Franchisee and delivered to Wendy's relative to the Restaurants which are the subject of the Franchise Agreements as defined herein shall not waive, affect or diminish any right of Wendy's at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Wendy's, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Wendy's and directed to Franchisee, specifying such waiver. No waiver by Wendy's of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Wendy's permitted hereunder shall in any way affect or impair Wendy's rights or the obligations of Guarantors under this Guaranty.

         This Guaranty shall be binding upon Guarantors and upon the successors and assigns, heirs and legal representatives of Guarantors and shall inure to the benefit of Wendy's and its successors and assigns. All references herein to Franchisee shall be deemed to include its successors and assigns, including, without limitation, a receiver, trustee or debtor in possession of or for Franchisee.

         If any of Guarantors are a corporation, partnership or other business entity (referred to in this paragraph as the "BUSINESS ASSOCIATION GUARANTORS"), in addition to any restrictions contained in the Franchise Agreements and the Consent Agreement, such Guarantors 'agree that without the prior written consent of Wendy's, there shall be no sale, resale, pledge, assignment, transfer or encumbrance of any voting stock of, or other ownership interest in, the Business Association Guarantors, which would, alone or together with other related, previous, simultaneous or proposed transfers, result in a change of "control" of the Business Association Guarantors within the meaning of the Securities Exchange Act of 1934 and the regulations thereunder. If the Business Association Guarantors request but Wendy's does not grant such consent, then the Business Association Guarantors may propose a replacement guarantor(s), which replacement guarantor(s) must (i) have a net worth comparable to the net worth of the Business Association Guarantors on the date of execution of this Guaranty, (ii) execute Wendy's then-current Guaranty, and (iii) be otherwise acceptable to Wendy's.

         This Guaranty has been delivered and accepted at and shall be deemed to have been made at Columbus, Ohio. This guaranty shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the local laws of the State of Ohio. Guarantors consent to the personal jurisdiction of the courts of the State of Ohio and the federal courts located in Ohio so that Wendy's may sue Guarantors in Ohio to enforce this agreement. The Guarantors agree not to claim that Ohio is an inconvenient place for trial. At Wendy's option, the venue (location) of any suit to enforce this agreement may be in Franklin County, Ohio.

         Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty. All references to the singular shall be deemed to include the plural and all references to the plural shall be deemed to be singular where the context so requires.

         IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantors this ____ day of __________________, 1997.

                         -------------------------------------
                         ROBERT E. SCHERMER, JR., Individually

                         ADDRESS:
                                 ------------------------------

                         --------------------------------------
                         CHRISTOPHER B. HEWETT, Individually

                         ADDRESS:
                                 ------------------------------

                         --------------------------------------

                         MHG FOOD SERVICE INC.

                         By:
                            -----------------------------------
                         Title:
                               --------------------------------
                         ADDRESS:
                                 ------------------------------

                         --------------------------------------



                    (SIGNATURE LINES CONTINUED ON NEXT PAGE)

                         MCC FOOD SERVICE INC.
                         By:
                            -----------------------------------
                         Title:
                               --------------------------------
                         ADDRESS:
                                 ------------------------------

                         --------------------------------------


                         MERITAGE CAPITAL CORP

                         By:
                            -----------------------------------
                         Title:
                               --------------------------------
                         ADDRESS:
                                 ------------------------------

                         --------------------------------------

                                    EXHIBIT A

                  WENDY'S OLD FASHIONED HAMBURGERS RESTAURANTS

STORE NO.     RESTAURANT LOCATION
 #19-001      305 East Michigan, Kalamazoo, MI

 #19-002      2814 Portage, Kalamazoo, MI

 #19-003      5830 Westnedge Avenue South, Kalamazoo, MI

 #19-004      1280 28th Street, S.E., Grand Rapids, MI

 #19-005      929 W. Columbia Avenue, Battle Creek, MI

 #19-006      1061 Michigan Street, N.E. Grand Rapids, MI

 #19-007      2200 28th Street, S.W., Wyoming, MI

 #19-008      5455 West Main Street, Kalamazoo, MI

 #19-009      3045 Henry Street, Muskegon, MI

 #19-010      2315 Alpine Avenue, N.W., Walker, MI

 #19-011      3921 28th Street, S.E., Grand Rapids, MI

 #19-012      3850 S. Division Avenue, Wyoming, MI

 #19-013      2730 W. Michigan, Kalamazoo, MI

 #19-014      2071 E. Apple, Muskegon, MI

 #19-015      3301 Plainfield, N.E., Grand Rapids, MI

 #19-016      4343 Chicago Drive, Grandville, MI

#232-001      320 North Beacon, Grand Haven, MI

#232-002      261 E. 8th Street, Holland, MI

#232-003      12393 James Street, Holland, MI

#746-001      1185 M 89, Plainwell, MI

#747-001      828 S. Kalamazoo, Paw Paw, MI

#983-001      530 68th Street, S.W., Cutlerville, MI

#1011-001     5335 Beckley Road, Battle Creek, MI

#1695-001     115 Monroe Avenue, Grand Rapids, MI

#1844-001     4694 W. River Road, Grand Rapids, MI

#2020-001     3922 Lake Michigan Drive, N.W., Walker, MI


                                                                       EXHIBIT F

                                MERITAGE GUARANTY
                                =================

         As an inducement for and in consideration of the granting of Wendy's consent to the transfer of certain interests related to the New Unit Franchise Agreements ("FRANCHISE AGREEMENTS") for the Wendy's Old Fashioned Hamburgers Restaurants as referenced on the attached Exhibit A (the "RESTAURANTS") and with respect to WENDY'S OF WEST MICHIGAN LIMITED PARTNERSHIP (the "FRANCHISEE"), MERITAGE HOSPITALITY GROUP, INC. (hereinafter referred to as "GUARANTOR") hereby jointly and severally with the other New Guarantors as defined in the Consent Agreement executed contemporaneously herewith (the "CONSENT AGREEMENT") unconditionally guarantees all of the financial obligations of the Partnership to Wendy's or its subsidiaries (collectively "WENDY'S") under the Franchise Agreements, including without limitation, those obligations arising directly or indirectly from indemnities, or any claims or damages thereunder, as well as royalty and advertising fees ("FINANCIAL OBLIGATIONS"). Guarantor hereby further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys fees and legal expenses, paid or incurred by Wendy's in endeavoring to enforce, or of prosecuting any action with respect to, any of the Financial Obligations, any promissory note, agreement, document or instrument entered into by Franchisee and delivered to Wendy's, and pertaining to the Franchise Agreements as defined herein.

         Guarantor hereunder is financially interested in Franchisee and will receive other benefits as the result of the Guarantor's promise herein.

         Guarantor agrees that in the event of a breach of any of the Financial Obligations by Franchisee, Guarantor shall perform as if Guarantor was personally and fully liable thereon. Such guarantee shall continue until and unless Wendy's has, in writing, specifically released Guarantor from such guarantee. In the event of the bankruptcy, dissolution or insolvency of Guarantor, or if Guarantor disposes of all or substantially all of its assets, then, in addition to any other rights and remedies, Wendy's reserves the right to require a replacement guarantor (i) with a net worth comparable to the net worth of Guarantor on the date of execution of this Guaranty, (ii) who executes a Guaranty in substantially the same form; and (iii) who is otherwise acceptable to Wendy's.

         Without limitation, the Guarantor independently agrees to be bound by and comply with the provisions, covenants and requirements contained in Sections 9, 16, 20 and 26 of the Franchise Agreements, as well as any warranty, representation or agreement of Guarantor set forth in the Consent Agreement.

         Except as otherwise provided herein, this Guaranty shall be a continuing, absolute and unconditional Guaranty, irrespective of (i) the absence of any attempt by Wendy's to enforce the provisions of the Franchise Agreements as to Franchisee, or (ii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The obligations of Guarantor hereunder are independent of the Financial Obligations of Franchisee under the Franchise Agreements, and separate action or actions may be brought and

                                                                      EXHIBIT F


prosecuted against Guarantor, whether action is brought against Franchisee or whether Franchisee, its successors or assigns are joined in any such action or actions. Guarantor hereby waives any right to require Wendy's to: (i) proceed against Franchisee, (ii) proceed against or exhaust any security from Franchisee or (iii) pursue any remedy in Wendy's power whatsoever.

         The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time the payment of Franchisee's Financial Obligations, or any part thereof, to Wendy's is rescinded or must otherwise be returned or undone by Wendy's upon the insolvency, bankruptcy or reorganization of Franchisee or otherwise, all as though such payment to Wendy's had not been made.

         Wendy's is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to, from time to time, (i) change, modify or otherwise amend the provisions of the Franchise Agreements,
(ii) change, modify or otherwise amend the terms of any promissory note, or other agreement, document or instrument pertaining to the Franchise Agreements and now or hereafter entered into by Franchisee and delivered to Wendy's, (iii) accept partial payment, or partial performance by Franchisee under the Franchise Agreements, or under any promissory note, other agreement, document or instrument pertaining to the Franchise Agreements and now or hereafter entered into by Franchisee and delivered to Wendy's; and (iv) settle, release, waive, compromise, extend, collect or otherwise liquidate part or all of the obligations due Wendy's under the Franchise Agreements or under any other agreement, document, promissory note or instrument pertaining thereto, all without affecting or impairing the obligations of Guarantor hereunder.

         Guarantor agrees that notice to the Franchisee will constitute notice to Guarantor.

         Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to Wendy's to secure payment of any Financial Obligations, or any other liability of Franchisee to Wendy's. Guarantor further agrees that any and all claims of Guarantor against Franchisee, any indorser or any other guarantor of all or any part of the Financial Obligations, or against any of their respective properties, whether arising by reason of any payment by Guarantor to Wendy's pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all obligations under the Franchise Agreements, all reasonable costs of collection (including reasonable attorneys' fees and legal expenses) and any other liabilities or obligations owing to Wendy's by Franchisee, which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Wendy's. Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from loans extended to Franchisee or otherwise, and also waives all notices that the Financial Obligations, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of any loan indebtedness is due, notices of any and all proceedings to collect from the

                                                                       EXHIBIT F

makers, any indorser or any other guarantor of all or any part of any other indebtedness, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Wendy's to secure payment of the Financial Obligations, or any other indebtedness.

         No delay on the part of Wendy's in the exercise of any right or remedy under the Franchise Agreements shall operate as a waiver thereof, and no single or partial exercise by Wendy's of any right or remedy under the Franchise Agreements shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Wendy's, except as expressly set forth in a writing duly signed and delivered on Wendy's behalf by an authorized officer or agent of Wendy's. Wendy's failure at any time or times hereafter to require strict performance by Franchisee, its successors and assigns, or Guarantor of any of the terms and conditions contained in the Franchise Agreements, any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by Franchisee and delivered to Wendy's relative to the Restaurants which are the subject of the Franchise Agreements as defined herein shall not waive, affect or diminish any right of Wendy's at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Wendy's, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Wendy's and directed to Franchisee, specifying such waiver. No waiver by Wendy's of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Wendy's permitted hereunder shall in any way affect or impair Wendy's rights or the obligations of Guarantor under this Guaranty.

         This Guaranty shall be binding upon Guarantor and upon the successors and assigns, and legal representatives of Guarantor and shall inure to the benefit of Wendy's and its successors and assigns. All references herein to Franchisee shall be deemed to include its successors and assigns, including, without limitation, a receiver, trustee or debtor in possession of or for Franchisee.

         This Guaranty has been delivered and accepted at and shall be deemed to have been made at Columbus, Ohio. This guaranty shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the local laws of the State of Ohio. Guarantor consents to the personal jurisdiction of the courts of the State of Ohio and the federal courts located in Ohio so that Wendy's may sue Guarantor in Ohio to enforce this agreement. The Guarantor agrees not to claim that Ohio is an inconvenient place for trial. At Wendy's option, the venue (location) of any suit to enforce this agreement may be in Franklin County, Ohio.

         Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty. All references to the singular shall be deemed to

                                                                      EXHIBIT F


include the plural and all references to the plural shall be deemed to be singular where the context so requires.

         IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor this ____ day of __________________, 1997.

                                  MERITAGE HOSPITALITY GROUP, INC.

                                  By:__________________________________________
                                  Title:_______________________________________

                                  ADDRESS:_____________________________________

                                  _____________________________________________

                                                                       EXHIBIT F

                                    EXHIBIT A

                  WENDY'S OLD FASHIONED HAMBURGERS RESTAURANTS

STORE NO.     RESTAURANT LOCATION
 #19-001      305 East Michigan, Kalamazoo, MI

 #19-002      2814 Portage, Kalamazoo, MI

 #19-003      5830 Westnedge Avenue South, Kalamazoo, MI

 #19-004      1280 28th Street, S.E., Grand Rapids, MI

 #19-005      929 W. Columbia Avenue, Battle Creek, MI

 #19-006      1061 Michigan Street, N.E. Grand Rapids, MI

 #19-007      2200 28th Street, S.W., Wyoming, MI

 #19-008      5455 West Main Street, Kalamazoo, MI

 #19-009      3045 Henry Street, Muskegon, MI

 #19-010      2315 Alpine Avenue, N.W., Walker, MI

 #19-011      3921 28th Street, S.E., Grand Rapids, MI

 #19-012      3850 S. Division Avenue, Wyoming, MI

 #19-013      2730 W. Michigan, Kalamazoo, MI

 #19-014      2071 E. Apple, Muskegon, MI

 #19-015      3301 Plainfield, N.E., Grand Rapids, MI

 #19-016      4343 Chicago Drive, Grandville, MI

#232-001      320 North Beacon, Grand Haven, MI

#232-002      261 E. 8th Street, Holland, MI

#232-003      12393 James Street, Holland, MI

#746-001      1185 M 89, Plainwell, MI

#747-001      828 S. Kalamazoo, Paw Paw, MI

#983-001      530 68th Street, S.W., Cutlerville, MI

#1011-001     5335 Beckley Road, Battle Creek, MI

#1695-001     115 Monroe Avenue, Grand Rapids, MI

#1844-001     4694 W. River Road, Grand Rapids, MI

#2020-001     3922 Lake Michigan Drive, N.W., Walker, MI

                                                                       EXHIBIT G

                          GENERAL RELEASE OF ALL CLAIMS
                          =============================

         This GENERAL RELEASE OF ALL CLAIMS is made this _____ day of __________________, 1997. In consideration for the willingness on the part of Wendy's International, Inc., an Ohio corporation ("WENDY'S"), to consent to the change in ownership as set forth in the Consent Agreement, between Wendy's and the undersigned, to be executed contemporaneously herewith (the "CONSENT AGREEMENT"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, individually and collectively, hereby unconditionally RELEASE, DISCHARGE and ACQUIT Wendy's, its past and present shareholders, officers, directors, employees, successors, assigns, agents, and subsidiaries from any and all liabilities, claims, damages, demands, costs, indebtedness, expenses, debts, indemnities, compensation, suits, controversies, actions and causes of action of any kind whatsoever, whether developed or undeveloped, known or unknown, fixed or contingent, regarding or arising out of any franchise agreement or any and all Wendy's Old Fashioned Hamburgers Restaurants (including without limitation those Restaurants listed on Exhibit A and Exhibit B to the Consent Agreement), whether currently or previously owned or operated by the undersigned or any of them, which the undersigned or any of them individually or collectively has asserted, may have asserted or could have asserted against Wendy's (or any of the aforementioned related parties) at any time up to the date of this GENERAL RELEASE OF ALL CLAIMS, including specifically, claims under the Sherman and Clayton Acts and the anti-trust Laws of the United States. This GENERAL RELEASE OF ALL CLAIMS shall survive the assignment or termination of any of the franchise agreements or other documents entered into by and between Wendy's and any of the undersigned. This GENERAL RELEASE OF ALL CLAIMS is not intended as a waiver of those rights of the undersigned which cannot be waived under applicable state franchise laws.

WITNESS:                             WENDY'S OF WEST MICHIGAN

                                     LIMITED PARTNERSHIP

                                     BY ITS GENERAL PARTNER

                                     By:
-----------------------------           -----------------------------------
                                     Title:
                                           --------------------------------

-----------------------------        --------------------------------------
                                     ROBERT E. SCHERMER, JR., INDIVIDUALLY


-----------------------------        --------------------------------------
                                     CHRISTOPHER B. HEWETT, INDIVIDUALLY

                    (SIGNATURE LINES CONTINUED ON NEXT PAGE)

                                                                       EXHIBIT G


                                     MERITAGE HOSPITALITY GROUP INC.
                                     By:
-----------------------------           -----------------------------------
                                     Title:
                                           --------------------------------


                                     MERITAGE CAPITAL CORP.
                                     By:
-----------------------------           -----------------------------------
                                     Title:
                                           --------------------------------

                                     MHG FOOD SERVICE INC.

                                     By:
-----------------------------           -----------------------------------
                                     Title:
                                           --------------------------------

                                     MCC FOOD SERVICE INC.

                                     By:
-----------------------------           -----------------------------------
                                     Title:
                                           --------------------------------

                                    EXHIBIT H

                       RIGHT OF FIRST REFUSAL RESTAURANTS

STORE NO.     RESTAURANT LOCATION
 #19-001      305 East Michigan, Kalamazoo, MI

 #19-002      2814 Portage, Kalamazoo, MI

 #19-003      5830 Westnedge Avenue South, Kalamazoo, MI

 #19-004      1280 28th Street, S.E., Grand Rapids, MI

 #19-005      929 W. Columbia Avenue, Battle Creek, MI

 #19-006      1061 Michigan Street, N.E. Grand Rapids, MI

 #19-007      2200 28th Street, S.W., Wyoming, MI

 #19-008      5455 West Main Street, Kalamazoo, MI

 #19-009      3045 Henry Street, Muskegon, MI

 #19-010      2315 Alpine Avenue, N.W., Walker, MI

 #19-011      3921 28th Street, S.E., Grand Rapids, MI

 #19-012      3850 S. Division Avenue, Wyoming, MI

 #19-013      2730 W. Michigan, Kalamazoo, MI

 #19-014      2071 E. Apple, Muskegon, MI

 #19-015      3301 Plainfield, N.E., Grand Rapids, MI

 #19-016      4343 Chicago Drive, Grandville, MI

#232-001      320 North Beacon, Grand Haven, MI

#232-002      261 E. 8th Street, Holland, MI